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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-3790

Pear Tree Funds
(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773
(Address of principal executive offices)

Willard L. Umphrey
Pear Tree Advisors, Inc.
55 Old Bedford Road, Lincoln, MA 01773
(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end:                                         March 31

Date of reporting period:                                         April 1, 2015 through March 31, 2016

ITEM 1. REPORTS TO SHAREOWNERS.

PEAR TREE FUNDS

ANNUAL REPORT
MARCH 31, 2016

U.S. EQUITY FUNDS
PEAR TREE POLARIS SMALL CAP FUND
PEAR TREE QUALITY FUND

*This fund changed its name to Pear Tree PanAgora Emerging Markets Fund as of April 1, 2016.

PEAR TREE FUNDS

PEAR TREE FUNDSPear Tree Polaris Small Cap Fund

Pear Tree Quality Fund

Pear Tree PanAgora Dynamic Emerging Markets Fund

Pear Tree PanAgora Risk Parity Emerging Markets Fund

Pear Tree Polaris Foreign Value Fund

Pear Tree Polaris Foreign Value Small Cap Fund

ANNUAL REPORT

March 31, 2016

TABLE OF CONTENTS
President’s Letter	1
Fund Expenses	2
Portfolio Manager Commentaries	4
Pear Tree Polaris Small Cap Fund	4
Pear Tree Quality Fund	6
Pear Tree PanAgora Dynamic Emerging Markets Fund	8
Pear Tree PanAgora Risk Parity Emerging Markets Fund	10
Pear Tree Polaris Foreign Value Fund	12
Pear Tree Polaris Foreign Value Small Cap Fund	14
Schedules of Investments	18
Pear Tree Polaris Small Cap Fund	18
Pear Tree Quality Fund	22
Pear Tree PanAgora Dynamic Emerging Markets Fund	27
Pear Tree PanAgora Risk Parity Emerging Markets Fund	34
Pear Tree Polaris Foreign Value Fund	53
Pear Tree Polaris Foreign Value Small Cap Fund	57
Statements of Assets and Liabilities	62
Statements of Operations	66
Statements of Changes in Net Assets	68
Financial Highlights	74
Notes to Financial Statements	86
Report of Independent Registered Public Accounting Firm	106
Information for Shareholders	107
Privacy Notice	108
Trustees and Officers	111
Service Providers	inside back cover

This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call (800) 326-2151.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

PEAR TREE FUNDS

Dear Fellow Shareholder,

We are pleased to provide you with the Pear Tree Funds’ Annual Report for the twelve-month period ended March 31, 2016 and to update you on recent market conditions and the performance of the Pear Tree Funds.

For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at feedback&commat;peartreefunds.com or call us at 800-326-2151 with any questions or for assistance on your account.

Sincerely,

Willard Umphrey

President and Chairman

Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of the Funds’ Investment Manager and Sub-Advisers as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisors to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Pear Tree Fund’s current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

PEAR TREE FUNDS

FUND EXPENSES

We believe it’s important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears below.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 being invested at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The first line for each Share Class for each Fund provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line for each Share Class for each Fund shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information only to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

PEAR TREE FUNDS

Expense Example for the 6 months ended March 31, 2016

Pear Tree Fund	Share Class	Total Return Description	Beginning Account Value 10/1/15	Ending Account Value 3/31/2016	Annualized Expense Ratio	Expenses Paid* 10/1/2015- 3/31/2016
Small Cap	Ordinary	Actual	$1,000.00	$1,050.40	1.33%	$6.82
		Hypothetical	$1,000.00	$1,018.35	1.33%	$6.71
	Institutional	Actual	$1,000.00	$1,051.20	1.08%	$5.53
		Hypothetical	$1,000.00	$1,019.60	1.08%	$5.45
Quality	Ordinary	Actual	$1,000.00	$1,108.00	1.29%	$6.78
		Hypothetical	$1,000.00	$1,018.56	1.29%	$6.50
	Institutional	Actual	$1,000.00	$1,108.70	1.04%	$5.46
		Hypothetical	$1,000.00	$1,019.82	1.04%	$5.23
Emerging Markets	Ordinary	Actual	$1,000.00	$1,047.90	1.27%	$6.51
		Hypothetical	$1,000.00	$1,018.65	1.27%	$6.41
	Institutional	Actual	$1,000.00	$1,049.50	1.02%	$5.23
		Hypothetical	$1,000.00	$1,019.90	1.02%	$5.15
Risk Parity	Ordinary	Actual	$1,000.00	$1,074.40	1.39%	$7.21
Emerging Markets		Hypothetical	$1,000.00	$1,018.05	1.39%	$7.02
	Institutional	Actual	$1,000.00	$1,076.30	1.15%	$5.96
		Hypothetical	$1,000.00	$1,019.26	1.15%	$5.80
Foreign Value	Ordinary	Actual	$1,000.00	$1,032.10	1.52%	$7.74
		Hypothetical	$1,000.00	$1,017.38	1.52%	$7.69
	Institutional	Actual	$1,000.00	$1,033.40	1.28%	$6.49
		Hypothetical	$1,000.00	$1,018.62	1.28%	$6.44
Foreign Value	Ordinary	Actual	$1,000.00	$1,017.80	1.54%	$7.78
Small Cap		Hypothetical	$1,000.00	$1,017.29	1.54%	$7.78
	Institutional	Actual	$1,000.00	$1,018.30	1.29%	$6.53
		Hypothetical	$1,000.00	$1,018.53	1.29%	$6.53

*
“Expenses Paid” for each Fund share class relating to actual or hypothetical returns, is the amount equal to the product of (a) that Fund’s and Share Class’ average account value for the six-month period ended March 31, 2016, multiplied by (b) the corresponding “Annualized Expense Ratio” multiplied by (c) the fraction 183/366 (which reflects the six-month period covered by this report).

PEAR TREE POLARIS SMALL CAP FUND

INVESTMENT PROFILE

All Data as of March 31, 2016

Fund Information
Net Assets Under Management	$96.9 Million
Number of Companies	62
Price to Book Ratio	2.1
Price to Earnings Ratio	19.2
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.41%	1.19%
Total Expense Ratio (Net)*	1.41%	1.19%
Ticker Symbol	USBNX	QBNAX
* per prospectus dated August 1, 2015. See financial highlights for total expense ratios for the fiscal year ended March 31, 2016.

 Investment Commentary

For the fiscal year period ended March 31, 2016, the Pear Tree Polaris Small Cap Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the Russell 2000 Index (the “Index”). The Fund had a return of (5.83%) at net asset value compared to (9.76%) for the Index.

Market Conditions and Investment Strategies

The fiscal year proved volatile, with the Index posting positive returns for two quarters, interspersed with negative performance for the other two periods. In such a tumultuous market, we were pleased to have outperformed the benchmark. Outperformance can be largely attributed to financial holdings, including real estate investment trusts EPR Properties, Dupont Fabros Technology and Education Realty Trust. U.S. banks Astoria Financial Corp and BNC Bancorp also gained, benefitting from expectations for rising interest rates and concurrently rising net interest margins. Other sectors were mainly bolstered by individual stock performance, including U.S. Concrete in Materials, ALLETE in Utilities and Motorcar Parts of America in Consumer Discretionary. U.S. Concrete was up significantly as it reported gains year-over-year across nearly every financial metric, while simultaneously completing acquisitions to increase their footprint in the New York metropolitan area. ALLETE reported strong earnings, on the back of healthy net income and operating revenues. Company results were boosted by electricity demand from large industrial customers. Motorcar Parts of America noted record sales and profitability, supported by growth across all product categories including rotating electrical/wheel hub business and master cylinder sales.

Positive returns from Wesco International and Virgin America could not offset losses elsewhere in the Industrial sector. With lower oil prices, demand for Greenbrier Company’s oil-transporting railcars was impacted. The company expects fewer new purchases and lower leasing rates. Despite a stable backlog, Tutor Perini was down due to problems with a number of projects, including the Tower C concrete project in New York and the Alaskan Way Viaduct. In Information Technology, Ambarella’s stock declined on underwhelming earnings reports, with fewer product launches for customer GoPro. The company also faced increasing competition, as more companies capitalize on the megatrend of digitization and video. Security analytics company, Verint Systems Inc., had tepid quarterly reports, and guided down for 2016 citing a decline in security intelligence revenues. Amira Nature Foods shares weakened as the company faced rumors regarding possible corporate governance malpractice.

Portfolio Changes

Volatility generated good buying opportunities among small cap stocks. We took advantage of these periods to purchase companies including Wesco International, Colony Bancorp and Web.com Group Inc. Simultaneously, we exited companies with less attractive valuation and/or holdovers from the prior subadvisory team. Among the sales were two IT businesses, two energy companies, and one each from Industrials, Healthcare and Consumer Staples sectors.

A Look Ahead

Due to continued market turmoil, a large number of U.S. small cap companies have become attractive on a valuation basis. We will continue to conduct fundamental research, identifying companies that produce strong free cash flow, healthy balance sheets and good management. Through efforts to structure a diversified, value-oriented portfolio, we strive to beat the benchmark in both downturns and recoveries. Polaris personnel have invested in the Fund since assuming the subadvisory role in January 2015 and we hope to continue delivering good results to our fellow shareholders.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS SMALL CAP FUND

Top 10 Holdings

Percentage of total net assets	28.5%
EPR Properties	5.5%
Ameris Bancorp	3.6%
IMAX Corporation	2.8%
Natus Medical, Inc.	2.6%
Education Realty Trust, Inc.	2.5%
Kforce, Inc.	2.4%
Regal Entertainment Group	2.3%
Ferro Corporation	2.3%
Integrated Device Technology, Inc.	2.3%
Physicians Realty Trust	2.2%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Financials	40.2%
Consumer Discretionary	16.8%
Industrials	15.8%
Information Technology	10.3%
Materials	3.9%
Health Care	3.6%
Utilities	1.7%
Telecommunication Services	1.4%
Energy	1.3%
Consumer Staples	0.0%
CASH + other assets (net)	5.0%

Value of a $10,000 Investment

Pear Tree Polaris Small Cap (PTSC) Ordinary Shares

vs. Russell 2000 Index

Average Annual Total Returns

	1Q 2016	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(0.92%)	5.04%	(5.83%)	5.46%	2.55%	9.40%	08/03/92
Institutional Shares1	(0.87%)	5.12%	(5.62%)	5.72%	2.84%	8.84%	01/06/93
Russell 20002	(1.52%)	2.02%	(9.76%)	7.20%	5.26%	9.12%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date of the Index is 08/3/92.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers. The Fund may invest in foreign issuers that trade on U.S. stock exchanges. These issuers may be subject to special risks including different corporate governance rules and bankruptcy laws.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a signigicant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

PEAR TREE QUALITY FUND

INVESTMENT PROFILE

All Data as of March 31, 2016

Fund Information
Net Assets Under Management	$122.0 Million
Number of Companies	75
Price to Book Ratio	5.5
Price to Earnings Ratio	18.3
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.54%	1.29%
Total Expense Ratio (Net)*	1.29%	1.04%
Ticker Symbol	USBOX	QGIAX
* per prospectus dated August 1, 2015. See financial highlights for total expense ratios for the fiscal year ended March 31, 2016.

Investment Commentary

For the annual period ended March 31, 2016, the Pear Tree Quality Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, S&P 500 (the “Index“). The Fund achieved a return of 5.47% at net asset value compared to 1.78% for the Index.

Market Conditions and Investment Strategies

The Fund’s investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the ”Target Portfolio“) and monitoring the Target Portfolio’s holdings. The Fund’s investment adviser, at the direction of the investment manager, rebalances the Fund’s portfolio to correspond to the Target Portfolio’s most recent holdings as publicly reported. From April 1, 2015 to March 31, 2016, the Fund’s Ordinary Shares, when compared to the Target Portfolio, had a tracking error of 0.25.

Over the previous twelve months, the Consumer Staples sector was the largest positive contributor to the Fund’s performance due to a large overweight position despite negative stock selection. The Energy, Financials, Health Care, Industrials and Information Technology sectors also contributed to performance.

The greatest detractor from performance came from the Utilities sector where zero exposure to the sector negatively affected relative performance. Other detractors were stock selection in Materials and sector selection in the Consumer Discretionary and Telecommunication Services sectors.

Portfolio Changes

We expect the Fund to continue to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.

For the twelve-month period ended March 31, 2016, the Fund rebalanced the holdings four times to replicate the publicly disclosed holdings of the current target portfolio. The four rebalances resulted in the sale of 25 positions. Also as a result of the rebalances, the Fund opened new positions in 11 companies; three Health Care companies, three Information Technology companies, two Consumer Staples companies, two Consumer Discretionary companies and one Materials Company.

A Look Ahead

For the foreseeable future, the Fund’s investment manager expects the Target Portfolio to remain the same. For more information on the selection of the Target Portfolio(s), please see the Fund’s Prospectus.

Fund trading execution is overseen by Robert von Pentz, CFA of Columbia Partners, L.L.C. Investment Management.

PEAR TREE QUALITY FUND

Top 10 Holdings

Percentage of total net assets	43.4%
Microsoft Corporation	6.0%
Johnson & Johnson	5.5%
Procter & Gamble Company (The)	5.0%
Oracle Corporation	4.7%
Alphabet Inc.	4.2%
Cisco Systems, Inc.	4.0%
Coca-Cola Company (The)	3.7%
Philip Morris International, Inc.	3.6%
Apple, Inc.	3.4%
UnitedHealth Group, Inc.	3.3%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Information Technology	34.50%
Consumer Staples	28.90%
Health Care	21.90%
Industrials	8.00%
Consumer Discretionary	4.20%
Telecommunication Services	1.10%
Materials	0.80%
Energy	0.00%
Financials	0.00%
Utilities	0.00%
CASH + other assets (net)	0.60%

Value of a $10,000 Investment

Pear Tree Quality (PTQ) Ordinary Shares vs.

S&P 500 Index

Average Annual Total Returns

	1Q 2016	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	3.36%	10.80%	5.47%	11.69%	4.35%	9.03%	05/06/85
Institutional Shares1	3.47%	10.87%	5.74%	12.07%	4.58%	7.79%	03/25/91
S & P 5002	1.35%	8.49%	1.78%	11.58%	7.01%	10.60%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The S&P 500 Index is an unmanaged index of stocks chosen for their size and industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. For comparative performance purposes the beginning date for the Index is 05/29/85. S&P 500 Index is a registered mark of Standard & Poor’s.

Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, may not be able to attain the high growth rates of successful smaller companies, and may be unable to respond as quickly to competitive challenges.

Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a signigicant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of March 31, 2016

Fund Information
Net Assets Under Management	$121.4 Million
Number of Companies	155
Price to Book Ratio	1.9
Price to Earnings Ratio	13.1
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.88%	1.62%
Total Expense Ratio (Net)*	1.66%	1.40%
Ticker Symbol	QFFOX	QEMAX
* per prospectus dated August 1, 2015, as amended April 1, 2016. See financial highlights for total expense ratios for the fiscal year ended March 31, 2016.

Investment Commentary

For the annual period ended March 31, 2016, the Pear Tree PanAgora Dynamic Emerging Markets Fund’s* Ordinary Shares (the ”Fund“) underperformed its benchmark, the MSCI Emerging Markets Index (the ”Index“). The Fund achieved a return of (12.12%) at net asset value compared to (11.70%) for the Index.

Market Conditions and Investment Strategies

On a country basis, the largest detractors to performance were Russia (0.46%) and Indonesia (0.43%). Among holdings in Russia, the largest detractor was Sberbank of Russia, while among the holdings in Indonesia, the largest detractor was Telekomunikasi Indonesia. The largest contributors to performance were China 1.51% and United States 0.77%. Among holdings in China, the largest contributor was Gome Electrical Appliances while among the holdings in United States, the largest contributor was the PanAgora Risk Parity Emerging Markets Fund.

On a sector basis, the largest detractors to performance were Consumer Staples (0.26%) and Industrials (0.21%). Among the holdings in Consumer Staples, the largest detractor was Uni-President Enterprises, while among holdings in Industrials, the largest detractor was Shanghai Electric Group. The largest contributors to performance for the period were Information Technology 0.93% and Consumer Discretionary 0.42%. Among the holdings in Information Technology, the largest contributor was Powertech Technology, while among the holdings in Consumer Discretionary, the largest contributor was Gome Electrical Appliances.

Portfolio Changes

On March 17, 2016, the strategy employing the Dynamic Alpha model was transitioned to PanAgora’s proprietary Risk Parity Emerging Markets Multi Factor strategy, also commonly known in the industry as a ”smart beta“ strategy. As a result, portfolio turnover during the transition was 95%. New positions were established in 106 securities and 128 positions eliminated.

A Look Ahead

As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas.

* The Fund was renamed Pear Tree PanAgora Emerging Markets Fund as of April 1, 2016.

The Fund’s portfolio is managed by Dmitri Kantsyrev Ph.D., CFA and Jane Zhou, Ph.D of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

Top 10 Holdings3

Percentage of total net assets	56.0%
Pear Tree PanAgora Risk Parity Emerging Markets	42.0%
Emirates Telecommunications Group Co. P.J.S.C.	2.0%
Uni-President Enterprises Corporation	1.9%
Qatar Gas Transport Company Limited (Nakilat) Q.S.C.	1.6%
PT Gudang Garam Tbk	1.6%
PT Telekomunikasi Indonesia Persero Tbk	1.6%
PT Indofood CBP Sukses Makmur Tbk	1.4%
Globe Telecom, Inc.	1.3%
Infosys Technologies Ltd.	1.3%
KT&G Corporation	1.3%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation3

Percentage of total net assets	100.0%
Mutual Funds*	42.0%
Telecommunication Services	8.2%
Consumer Staples	7.8%
Financials	6.9%
Consumer Discretionary	6.4%
Information Technology	6.7%
Energy	6.1%
Industrials	4.6%
Materials	3.9%
Utilities	3.5%
Health Care	1.5%
Exchange Traded Fund	0.6%
CASH + other assets (net)	1.8%

Top 10 Country Allocations3

Percentage of total net assets	46.1%
South Korea	8.2%
Indonesia	5.9%
Taiwan	5.2%
China	5.1%
India	4.6%
Hong Kong	4.5%
South Africa	3.8%
Russia	3.6%
United Arab Emerates	2.8%
Qatar	2.4%

Value of a $10,000 Investment

Pear Tree PanAgora Dynamic Emerging Markets (PTEM)

Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns

	1Q 2016	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	6.10%	4.79%	(12.12%)	(3.94%)	1.59%	4.72%	09/30/94
Institutional Shares1	6.24%	4.95%	(11.88%)	(3.69%)	1.85%	6.18%	04/02/96
MSCI EM2	5.75%	6.53%	(11.70%)	(3.80%)	3.34%	4.32%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 09/30/94.

3 “Top 10 Holdings”, “Sector Allocation”, and “Top 10 Country Allocation” reflect the direct and indirect (through the Fund’s investment in Pear Tree PanAgora Risk Parity Emerging Markets Fund) securities holdings.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of March 31, 2016

Fund Information
Net Assets Under Management	$52.8 Million
Number of Companies	591
Price to Book Ratio	1.6
Price to Earnings Ratio	15.9
	Ordinary	Institutional
Total Expense Ratio (Gross)	1.60%	1.34%
Total Expense Ratio (Net)	1.60%	1.34%
Ticker Symbol	RPEMX	EMPRX
* per prospectus dated August 1, 2015. See financial highlights for total expense ratios for the fiscal year ended March 31, 2016.

Investment Commentary

For the annual period ended March 31, 2016, the Pear Tree PanAgora Risk Parity Emerging Markets Fund’s Ordinary Shares (the ”Fund“) outperformed its benchmark, the MSCI Emerging Markets Index (the ”Index“). The Fund achieved a return of (9.67%) at net asset value compared to (11.70%) for the Index.

Market Conditions and Investment Strategies

On a country basis, the largest contributors to performance were China 1.87% and Turkey 0.66%. Among holdings in China, the largest contributor was an underweight in China Life Insurance Co, while among holdings in Turkey, the largest contributor to performance was an overweight in Petkim Petrokimya Holdings. The largest detractors were Taiwan (0.51%) and Indonesia (0.35%). Among holdings in Taiwan, the largest detractor to performance was an underweight to Taiwan Semiconductor Manufacturing, while among holdings in Indonesia, the largest detractor was an overweight in Tambang Batubara Bukit Asam.

On a sector basis, the largest contributors to performance were Financials 1.59% and Consumer Staples 0.93%. Among holdings in Financials, the largest contributor was holding China Life Insurance Co, while among holdings in Consumer Staples, the largest contributor was holding Eurocash SA. The largest detractor for the period was Information Technology (0.25%). Among holdings in Information Technology, the largest detractor was holding Taiwan Semiconductor Manufacturing.

Portfolio Changes

There were no significant portfolio changes during the annual period ended March 31, 2016.

A Look Ahead

As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas.

The Fund’s portfolio is managed by Edward Qian, Ph.D., CFA and Mark Barnes of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

Top 10 Holdings

Percentage of total net assets	11.2%
iPath MSCI India Index ETN	3.8%
Emirates Telecommunications Group Co. P.J.S.C.	1.1%
Qatar Gas Transport Company Limited (Nakilat) Q.S.C.	0.9%
Qatar Electricity & Water Company Q.S.C.	0.9%
iShares MSCI India ETF	0.9%
Industries Qatar Q.S.C.	0.8%
Universal Robina Corporation	0.8%
Jollibee Foods Corporation	0.7%
Aboitiz Power Corporation	0.7%
DP World Ltd.	0.6%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Financials	18.6%
Telecommunication Services	11.9%
Industrials	11.4%
Consumer Staples	10.9%
Consumer Discretionary	9.8%
Materials	9.3%
Utilities	8.1%
Energy	7.2%
Health Care	4.4%
Information Technology	2.7%
Exchange Traded Note	3.8%
Exchange Traded Fund	1.4%
CASH + other assets (net)	0.5%

Top 10 Country Allocations

Percentage of total net assets	61.9%
Philippines	7.4%
Malaysia	6.9%
Indonesia	6.7%
Taiwan	6.7%
Thailand	6.1%
South Korea	6.0%
Mexico	5.7%
Qatar	5.7%
South Africa	5.4%
Chile	5.3%

Value of a $10,000 Investment

Pear Tree PanAgora Risk Parity Emerging Markets

(PTRP) Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns

	1Q 2016	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	9.71%	7.44%	(9.67%)			(4.01%)	6/27/2013
Institutional Shares1	9.80%	7.63%	(9.43%)			(3.66%)	6/27/2013
MSCI EM2	5.75%	6.53%	(11.70%)			(0.79%)	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 06/27/2013.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a signigicant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

PEAR TREE POLARIS FOREIGN VALUE FUND

INVESTMENT PROFILE

All Data as of March 31, 2016

Fund Information
Net Assets Under Management	$1,630.0 Million
Number of Companies	50
Price to Book Ratio	1.6
Price to Earnings Ratio	14.3
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.52%	1.27%
Total Expense Ratio (Net)*	1.52%	1.27%
Ticker Symbol	QFVOX	QFVIX
* per prospectus dated August 1, 2015. See financial highlights for total expense ratios for the fiscal year ended March 31, 2016.

Investment Commentary

For the fiscal year period ended March 31, 2016, the Pear Tree Polaris Foreign Value Fund’s Ordinary Shares (the ”Fund“) outperformed its benchmark, the MSCI EAFE Index (the ”Index“). The Fund had a return of (7.29%) at net asset value compared to (7.87%) for the Index.

Market Conditions and Investment Strategies

The fiscal year period proved volatile, with the Index posting positive returns for two quarters, interspersed with deeply negative performance for the other two quarters. In such a tumultuous market, we were pleased to have outperformed the benchmark.

British homebuilders Bellway Plc, Persimmon Plc and Taylor Wimpey had double-digit gains, backed by the U.K. government’s doubled housing budget and extension of affordable housing schemes. Another Consumer Discretionary stock, Duni AB, was up on earnings news, growth in its core table top disposables and efficient operations. In Information Technology, Wincor Nixdorf was up more than 15% after it became an acquisition target for Diebold, Inc. Indian outsourced technology consultant, Infosys, posted gains as it achieved strong earnings, met growth objectives and instituted plans to curb employee attrition. All telecom holdings were in positive territory for the year, spearheaded by KDDI Corporation. The company had solid results, announcing increased operating revenues due to a steady rise in mobile communications sales. In Energy, Thai Oil benefitted from higher gross refining margins as lower energy price spurred higher consumption.

Strong results from German reinsurers could not mitigate Financial sector losses, mainly due to Standard Chartered. The British banking firm reported its first annual loss since 1989 on weak revenue and higher loan impairments. The company also announced a $4.8 billion rights offering following an earlier dividend cut, both of which are intended to shore up capital in advance of loan and regulatory issues. In Materials, Canada’s Methanex Corp. saw methanol prices drop in sync with lower commodity prices. Cheaper priced coal used to produce methanol in China also impacted the stock. BHP Billiton was down, as the company faced concerns about reduced global demand. Additionally, an iron ore joint venture between BHP and Brazil’s Vale experienced failures of a number of tailing dams.

Portfolio Changes

Multiple portfolio changes were made over the fiscal year, as market volatility generated buying opportunities. We sought to sell companies that reached our valuation limits, redeploying cash to attractively-valued stocks that had been on our radar for years. Under this premise, we sold Meiji Holdings, Guangdong Investment Ltd., Northern Star Resources, Ltd. and Rexam PLC. Fundamental issues impacted our decisions to sell CRH PLC, Transgene, South32 and oil exploration and production companies Tullow Oil and Maurel et Prom. New purchases were made in energy holding Worley Parsons, Kia Motors and Siam Commercial Bank.

A Look Ahead

Further portfolio turnover is likely in the months ahead, as we intend to capitalize on ongoing market turmoil. Developed countries with substantial financial leverage, and a majority of emerging markets, may experience some downside risks. Other economies, namely the U.S., will continue to see slow progress as lower oil prices contribute to consumer spending. We expect that many of the European countries will follow the lead of the U.S., within a two- to three-year time lag. We will keep these themes in mind as we continue to manage the Fund with a goal toward continued long-term outperformance.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE FUND

Top 10 Holdings

Percentage of total net assets	27.7%
Wincor Nixdorf AG	3.2%
Greencore Group plc	3.0%
Bellway plc	2.8%
Infosys Limited SP	2.8%
Deutsche Telekom AG	2.7%
KDDI Corporation	2.7%
Persimmon plc	2.7%
Barratt Developments plc	2.6%
Hannover Ruck SE	2.6%
Thai Oil PCL	2.6%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Consumer Discretionary	21.8%
Materials	18.6%
Financials	16.0%
Industrials	9.2%
Information Technology	8.0%
Telecommunication Services	7.3%
Consumer Staples	5.1%
Energy	4.8%
Health Care	3.8%
Utilities	0.0%
CASH + other assets (net)	5.4%

Top 10 Country Allocations

Percentage of total net assets	78.8%
Germany	20.6%
United Kingdom	15.4%
Sweden	7.7%
France	6.9%
Japan	6.5%
Thailand	5.0%
Finland	5.0%
Norway	4.4%
South Korea	4.3%
Ireland	3.0%

Value of a $10,000 Investment

Pear Tree Polaris Foreign Value (PTFV) Ordinary Shares

vs. MSCI EAFE Index

Average Annual Total Returns

	1Q 2016	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(1.05%)	3.21%	(7.29%)	3.97%	2.72%	6.06%	05/15/98
Institutional Shares1	(0.99%)	3.34%	(7.06%)	4.24%	2.96%	7.57%	12/18/98
MSCI EAFE2	(2.88%)	1.73%	(7.87%)	2.76%	2.27%	3.95%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Europe, Australia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 05/29/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a signigicant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

INVESTMENT PROFILE

All Data as of March 31, 2016

Fund Information
Net Assets Under Management	$554.4 Million
Number of Companies	76
Price to Book Ratio	2.0
Price to Earnings Ratio	13.7
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.57%	1.32%
Total Expense Ratio (Net)*	1.57%	1.32%
Ticker Symbol	QUSOX	QUSIX
* per prospectus dated August 1, 2015. See financial highlights for total expense ratios for the fiscal year ended March 31, 2016.

Investment Commentary

For the fiscal year period ended March 31, 2016, the Pear Tree Polaris Foreign Value Small Cap Fund’s Ordinary Shares (the ”Fund“) underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (the Index”). The Fund had a return of (7.83%) at net asset value compared to (0.26%) for the Index.

Market Conditions and Investment Strategies

The international small cap market was not impervious to global market volatility, as evidenced by the Index’ three quarters of decent returns largely offset by negative performance in the September quarter. We were disappointed with the Fund’s annual results, hampered by Financial and Consumer Discretionary holdings. South Indian Bank Limited posted strong results, with profit and loan growth. Yet the bank was impacted by non-performing loans. Norwegian bank, SpareBank 1 SR, was down on concerns about increased impairment losses linked to oil-related activities; however, the company began to recover in the March quarter.

In Consumer Discretionary, Japanese karaoke/entertainment business Daiichikosho Co. Ltd had steady profitability. Japanese car dealer VT Holdings Co. had strong returns after announcing increased sales. At the opposite end of the spectrum, Chinese lottery company Rexlot’s stock lagged due to a trading suspension. Restaurant Group faltered due to increasing competition from new brands and existing restaurant chains. Unipress Corp. results missed expectations due to rising production costs and declining volumes in Europe.

From an individual stock perspective, we held 19 stocks that achieved double-digit gains for the period. Most notable was Danish shipping and logistics company DFDS AS. The company cited good operating results, upgraded guidance and eliminated ferry competition on the English Channel. DFDS entered into an agreement with Eurotunnel to purchase charter ferries, Rodin and Berlioz. SIXT SE, a Germany auto fleet leasing company, recorded a leap in first half 2015 earnings. Operating revenue rose more than 15%, primarily due to rental market growth in Western Europe and the U.S. Basmati rice producer KRBL Limited was up more than 25% for the year, as Iran lifted its rice import ban. Brazil’s Equatorial Energia grew volumes nicely while loss ratios decreased, as the company capitalized on increasing economic activity in the country’s Northeast provinces.

Portfolio Changes

During the year, Fund management leveraged market volatility to purchase attractively-valued small cap stocks across myriad sectors. Lowering oil prices proved an opportune time to purchase Australia’s WorleyParsons. A small U.K. homebuilder was added to capitalize on the burgeoning U.K. housing market. Taiwan’s Chong Hong Construction was purchased due to its foothold in Taipei and its extensive business pipeline. Other stocks folded into the portfolio included: Egypt Kuwait Holding Company; Taiwanese real estate developer Huaku Development Co; Lancashire Holdings, a U.K. specialty insurance company; IBJ Leasing Co., a Japanese general leasing group; Redes Energeticas Nacionais, a Portuguese energy company; and Australia-based paper goods supplier Asaleo Care Ltd. The Fund completed the sale of the remaining shares in USHA Martin; no other sales were executed during the year.

A Look Ahead

With continued market volatility, we aim to purchase undervalued companies that have been on our radar, but were previously “too rich” for our value orientation. Currently, many of those prospects reside in the Financial, Information Technology, Industrial and Consumer Discretionary sectors. Fundamental research will continue, as we strive to select companies that will contribute to strong long-term performance.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Top 10 Holdings

Percentage of total net assets	21.8%
Thai Union Group PCL	2.6%
Equatorial Energia S.A.	2.4%
WorleyParsons Ltd.	2.4%
DFDS A.S.	2.2%
Manila Water Company, Inc.	2.1%
Sixt SE	2.1%
BBA Aviation plc	2.1%
DaiichiKosho Co., Ltd.	2.0%
UDG Healthcare plc	2.0%
Loomis AB, Class B	1.9%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Consumer Discretionary	23.8%
Industrials	15.3%
Financials	13.1%
Consumer Staples	11.5%
Information Technology	8.0%
Utilities	7.6%
Materials	5.9%
Telecommunication Services	4.8%
Health Care	4.3%
Energy	2.4%
CASH + other assets (net)	3.3%

Top 10 Country Allocations

Percentage of total net assets	70.9%
United Kingdom	13.6%
Japan	13.6%
India	6.0%
Ireland	5.9%
Thailand	5.8%
Hong Kong	5.8%
Germany	5.8%
Taiwan	5.0%
Norway	4.8%
Australia	4.6%

Value of a $10,000 Investment

Pear Tree Polaris Foreign Value Small Cap (PTFVSC)

Ordinary Shares vs. MSCI ACWI ex USA Small Cap Index

Average Annual Total Returns

	1Q 2016	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(1.95%)	1.78%	(7.83%)	5.43%		5.58%	5/1/2008
Institutional Shares1	(1.95%)	1.83%	(7.62%)	5.67%		5.81%	5/1/2008
MSCI World ex USA Small Cap2	0.76%	6.13%	(0.26%)	2.76%		3.06%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 2,372 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. You cannot invest directly in an index. For comparative performance purposes, the beginning date of the Index is May 01, 2008.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a signigicant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

PEAR TREE POLARIS SMALL CAP FUND

SCHEDULE OF INVESTMENTS

March 31, 2016

Common Stock—95.0%
	Shares	Value
AIRLINES—2.2%
Spirit Airlines, Inc. (a)	13,226	$ 634,583
Virgin America Inc. (a)(b)	39,596	1,526,822
		2,161,405
AUTO COMPONENTS—1.7%
Motorcar Parts of America, Inc. (a)	43,206	1,640,964
BUILDING PRODUCTS—2.4%
NCI Building Systems, Inc. (a)	38,474	546,331
Trex Company, Inc. (a)	37,800	1,811,754
		2,358,085
CAPITAL MARKETS—1.7%
Greenhill & Co., Inc.	8,997	199,733
Hercules Capital, Inc.	122,636	1,472,858
		1,672,591
CHEMICALS—2.3%
Ferro Corporation (a)	188,035	2,231,975
COMMERCIAL BANKS—21.7%
Ameris Bancorp (c)	117,700	3,481,566
Astoria Financial Corporation	120,100	1,902,384
BNC Bancorp	86,200	1,820,544
Brookline Bancorp, Inc.	156,000	1,717,560
Bryn Mawr Bank Corporation	54,146	1,393,177
Central Pacific Financial Corporation	83,883	1,826,133
CoBiz Financial, Inc.	103,909	1,228,204
Colony Bankcorp, Inc. (a)	20,000	183,800
Dime Community Bancshares, Inc.	96,900	1,707,378
F.N.B. Corporation	117,880	1,533,619
International Bancshares Corporation	60,700	1,496,862
Pinnacle Financial Partners, Inc.	28,369	1,391,783
Southwest Bancorp, Inc.	88,700	1,334,935
		21,017,945
COMMERCIAL SERVICES & SUPPLIES—0.3%
ARC Document Solutions, Inc. (a)	51,309	230,890
CONSTRUCTION & ENGINEERING—1.4%
Tutor Perini Corporation (a)	86,471	1,343,759
CONSTRUCTION MATERIALS—1.6%
U.S. Concrete, Inc. (a)	26,760	1,594,361
DIVERSIFIED TELECOMMUNICATIONS—1.4%
Fairpoint Communications, Inc. (a)	88,873	1,322,430
ELECTRIC UTILITIES—1.7%
ALLETE, Inc.	29,700	1,665,279
HEALTH CARE EQUIPMENT & SUPPLIES—2.6%
Natus Medical, Inc. (a)	66,220	2,544,835
HOTELS, RESTAURANTS & LEISURE—1.2%
Papa Johns International, Inc.	22,128	1,199,116
INSURANCE—1.6%
United Insurance Holdings Corporation	81,741	1,570,245
Internet Software & Services—1.6%
Web.com Group, Inc.	79,400	1,573,708
IT SERVICES—3.7%
Alliance Data Systems Corporation (a)	2,255	496,100
Cardtronics, Inc. (a)	46,183	1,662,126
Luxoft Holding, Inc. (a)	26,281	1,446,243
		3,604,469
LIFE SCIENCES TOOLS & SERVICES—1.0%
Cambrex Corporation (a)	21,397	941,468
MACHINERY—1.2%
Greenbrier Companies, Inc. (The) (b)	42,718	1,180,726
MEDIA—10.2%
Cinemark Holdings, Inc.	48,191	1,726,684
Entravision Communications Corporation, Class A	222,064	1,652,156
IMAX Corporation (a)	88,331	2,746,211
National CineMedia, Inc.	98,995	1,505,714
Regal Entertainment Group (b)	106,911	2,260,099
		9,890,864
OIL, GAS & CONSUMABLE FUELS—1.3%
Diamondback Energy, Inc. (a)	16,670	1,286,591
PROFESSIONAL SERVICES—2.8%
Kforce, Inc. (a)	119,694	2,343,609
WageWorks, Inc. (a)	7,985	404,121
		2,747,730
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.1%
RMR Group Inc.	809	$20,233
REAL ESTATE TRUSTS (REITS)—15.1%
Brandywine Realty Trust	27,912	391,605
DuPont Fabros Technology, Inc.	49,205	1,994,279
Education Realty Trust, Inc. (a)	58,957	2,452,611
EPR Properties	79,410	5,290,294
Hersha Hospitality Trust	63,083	1,346,191
Physicians Realty Trust	115,622	2,148,257
Select Income Reit	45,722	1,053,892
		14,677,129
ROAD & RAIL—2.1%
Swift Transportation Company (a)	106,414	1,982,493
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT—3.9%
Ambarella, Inc. (a)	3,638	162,619
Canadian Solar, Inc. (a)(b)	2,548	49,125
Integrated Device Technology, Inc. (a)	107,839	2,204,229
Microsemi Corporation (a)	34,728	1,330,430
		3,746,403
SOFTWARE—1.1%
Verint Systems, Inc. (a)	30,324	1,012,215
SPECIALTY RETAIL—2.1%
Asbury Automotive Group, Inc. (a)	27,946	1,672,289
Restoration Hardware Holdings, Inc. (a)	7,958	333,440
		2,005,729
TEXTILES & APPAREL & LUXURY GOODS—1.6%
Deckers Outdoor Corporation (a)	25,100	1,503,741
TRADING COMPANIES & DISTRIBUTORS—3.4%
Air Lease Corporation	43,819	1,407,466
WESCO International, Inc. (a)(b)	34,300	1,875,181
		3,282,647
TOTAL COMMON STOCK (Cost $75,215,930)		92,010,026

Short Term Investments—5.0%
	Par Value	Value
Money Market—5.0%
State Street Bank Institutional Liquid Reserves (Cost $4,885,814)	$4,885,814	$4,885,814
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—100.0% (Cost $80,101,744)		96,895,840
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—7.0%
Money Market—7.0%
Western Asset Institutional Cash Reserves—Inst. (Cost $6,859,340)		6,859,340
TOTAL INVESTMENTS—107.0% (Cost $86,961,084)		103,755,180
OTHER ASSETS & LIABILITIES (NET)—(7.0)%		(6,831,140)
NET ASSETS—100%		$96,924,040

(a)	Non-income producing security
(b)	All or a portion of this security was out on loan.
(c)	A portion of this security is restricted.
(d)	At March 31, 2016, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $87,204,594 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$19,131,881
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,581,295)
Net unrealized appreciation/(depreciation)	$16,550,586

The percentage of each investment category is calculated as a percentage of net assets.

Industry sector diversification	Percent of net assets

PEAR TREE QUALITY FUND

SCHEDULE OF INVESTMENTS

March 31, 2016

Common Stock—99.5%
	Shares	Value
AEROSPACE & DEFENSE—0.5%
United Technologies Corporation	6,416	$ 642,242
BEVERAGES—3.7%
Coca-Cola Company (The)	97,207	4,509,433
CHEMICALS—0.8%
Johnson Matthey plc (c)	1,840	147,680
Monsanto Company	9,782	858,273
		1,005,953
COMMUNICATIONS EQUIPMENT—2.4%
QUALCOMM Incorporated	56,528	2,890,842
COMPUTERS & PERIPHERALS—6.2%
Apple, Inc.	37,836	4,123,746
EMC Corporation	47,040	1,253,616
International Business Machines	10,205	1,545,547
Teradata Corporation (a)	23,475	615,984
		7,538,893
DISTRIBUTORS—0.3%
Genuine Parts Company	3,526	350,343
ELECTRICAL EQUIPMENT—1.9%
Emerson Electric Co.	21,557	1,172,270
Honeywell International Inc.	6,453	723,059
Rockwell Automation, Inc.	3,891	442,601
		2,337,930
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.3%
Amphenol Corporation	6,318	365,306
FOOD PRODUCTS—4.8%
Nestle, S.A. (c)	32,647	2,435,793
Unilever N.V. (c)	36,803	1,644,358
Unilever plc (c)	39,528	1,785,875
		5,866,026
FOOD STAPLES & DRUG RETAILING—5.5%
Costco Wholesale Corporation	6,090	959,662
CVS Caremark Corporation	9,621	997,986
PepsiCo, Inc.	14,247	1,460,033
SYSCO Corporation	5,275	246,501
Wal-Mart Stores, Inc.	45,120	3,090,269
		6,754,451
HEALTH CARE EQUIPMENT & SUPPLIES—5.5%
Becton, Dickinson and Company	6,139	932,023
Intuitive Surgical, Inc. (a)	771	463,409
Medtronic plc	41,914	3,143,550
St. Jude Medical, Inc.	7,918	435,490
Stryker Corporation	11,255	1,207,549
Zimmer Holdings, Inc.	4,692	500,308
		6,682,329
HEALTH CARE PROVIDERS & SERVICES—6.5%
Anthem, Inc.	3,014	418,916
Express Scripts Holding Company (a)	36,589	2,513,298
Humana Inc.	5,238	958,292
UnitedHealth Group, Inc.	31,361	4,042,433
		7,932,939
HOTELS, RESTAURANTS & LEISURE—2.0%
Compass Group PLC (c)	57,271	1,021,142
McDonald’s Corporation	11,013	1,384,114
		2,405,256
HOUSEHOLD PRODUCTS—8.4%
Church & Dwight Co., Inc.	4,077	375,818
Colgate-Palmolive Company	22,241	1,571,326
Procter & Gamble Company (The)	73,387	6,040,484
Reckitt Benckiser Group plc	23,442	2,267,662
		10,255,290
INDUSTRIAL CONGLOMERATES—2.6%
3M Company	18,907	3,150,473
INTERNET SOFTWARE & SERVICES—5.9%
Alphabet Inc. (a)	6,678	5,094,646
Alphabet Inc. C (a)	2,616	1,948,789
Sage Group plc (The) (c)	3,170	113,708
		7,157,143
IT CONSULTING & SERVICES—2.7%
Accenture plc	16,430	1,896,022
Cognizant Technology Solutions Corporation (a)	15,190	952,413
Paychex, Inc.	8,184	442,018
		3,290,453
MACHINERY—2.7%
Danaher Corporation	19,113	1,813,059
Dover Corporation	1,877	120,747
Illinois Tool Works, Inc.	12,701	1,301,091
		3,234,897
PHARMACEUTICALS & BIOTECHNOLOGY—9.9%
Abbott Laboratories	35,153	1,470,450
Amgen, Inc.	1,351	202,555
AstraZeneca plc (c)	67,980	1,914,317
Eli Lilly and Company	8,321	599,195
Johnson & Johnson	62,475	6,759,795
Novartis AG (c)	6,659	482,378
Pfizer Inc.	23,510	696,836
		12,125,526
RETAILING—0.4%
TJX Companies, Inc. (The)	6,334	496,269
SEMICONDUCTOR EQUIPMENTS & PRODUCTS—0.5%
Analog Devices, Inc.	9,344	553,071
Xilinx, Inc.	1,397	66,260
		619,331
SOFTWARE & SERVICES—16.6%
Cisco Systems, Inc.	170,752	4,861,310
Intuit Inc.	5,956	619,484
MasterCard Incorporated	5,293	500,189
Microsoft Corporation	132,049	7,293,066
Oracle Corporation	138,755	5,676,467
PayPal Holdings, Inc. (a)	21,147	816,274
SAP AG (b)(c)	5,487	441,264
		20,208,054
TEXTILES & APPAREL—1.5%
Burberry Group plc (c)	4,356	85,421
LVMH Moët Hennessy-Louis Vuitton S.A. (c)	13,483	460,714
Nike, Inc. B	7,748	476,270
Swatch Group AG (The) (c)	11,930	204,838
V.F. Corporation	10,130	656,019
		1,883,262
TOBACCO—6.5%
British American Tobacco p.l.c. (c)	25,729	3,007,977
Philip Morris International, Inc.	45,170	4,431,629
Reynolds American, Inc.	10,366	521,514
		7,961,120
TRADING COMPANIES & DISTRIBUTION—0.3%
W.W. Grainger, Inc. (b)	1,511	352,712
WIRELESS TELECOMMUNICATIONS—1.1%
NTT DOCOMO, Inc. (c)	57,040	1,298,801
TOTAL COMMON STOCK (Cost $108,460,796)		121,315,274

Short Term Investments—0.4%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.01%, 04/01/16, (Dated 03/31/16), Collateralized by 555,000 par U.S. Treasury Note-1.00% due 05/15/2018, Market Value $559,474, Repurchase Proceeds $546,303 (Cost $546,303)	$546,303	546,303
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—99.9% (Cost $109,007,099)		121,861,577
Money Market—0.6%
Western Asset Institutional Cash Reserves—Inst. (Cost $769,279)	769,279	769,279
TOTAL INVESTMENTS 100.5% (Cost $109,776,378)		$122,630,856
OTHER ASSETS & LIABILITIES (NET)—(0.5%)		(599,061)
NET ASSETS—100%		$122,031,795

(a)	Non-Income producing security
(b)	All or a portion of this security is out on loan
(c)	ADR—American Depositary Receipts
(d)	At March 31, 2016, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $109,942,410 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$15,898,485
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,210,039)
Net unrealized appreciation/(depreciation)	$12,688,446

The percentage of each investment category is calculated as a percentage of net assets.

Industry sector diversification	Percent of net assets

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

March 31, 2016

Common Stock—54.1%
	Shares	Value
BRAZIL—1.0%
Porto Seguro S.A.	21,600	$ 165,677
Sul America S.A.	42,600	192,524
Transmissora Alianca de Energia Eletrica S.A.	141,200	802,336
		1,160,537
CHINA—5.1%
Agricultural Bank of China, Class H	43,000	15,466
Air China Ltd H Shares	182,000	129,048
Bank of China Ltd., H	9,392	3,899
Beijing Capital International Airport Co., Ltd. H	186,000	199,505
Belle International Holdings Limited	222,000	128,504
China Communications Services Corporation Ltd. H	1,462,000	667,218
China Construction Bank Corporation	5,422	3,467
China Everbright Bank Co., Ltd. H	40,000	19,286
China Galaxy Securities Co., Ltd.—H Shares	17,500	17,056
China Merchants Bank Co., Ltd.—H Shares	8,500	17,862
China Minsheng Banking Corp Ltd. H	18,500	17,244
China Power International Development Ltd.	521,000	271,354
China Railway Group Ltd. H	182,000	137,729
China Southern Airlines Company Limited H	194,000	122,551
China State Construction Engineering Corporation	110,000	163,934
China Vanke Co., Ltd. H	7,900	19,371
CITIC Pacific Ltd.	111,000	168,572
Dalian Wanda Commercial Properties Co., Ltd.	3,200	18,936
Dongfeng Motor Group Company Limited	76,881	95,844
ENN Energy Holdings Ltd.	50,000	275,887
Evergrande Real Estate Group Limited	18,000	13,877
GF Securities Co., Ltd.	9,400	22,952
Guangzhou Automobile Group Co Ltd H Shares	120,000	124,536
Guangzhou R&F Properties Co., Ltd. H	7,600	10,856
Huadian Power International Corp. Ltd. Class H	330,000	208,888
Huaneng Power International Inc. H	328,000	292,615
Industrial & Commercial Bank of China Ltd.	12,911	7,240
PICC Property & Casualty Co., Ltd.	12,000	22,030
Shanghai Electric Group Company Ltd. H (b)	254,000	116,246
Shanghai Pharmaceuticals Holding Co., Ltd.	417,200	828,290
Shenzhou International Group	35,000	190,639
Sino-Ocean Land Holdings Ltd.	28,500	13,558
Sinopharm Group Co., Ltd. H	212,800	956,075
YY Inc.	13,540	833,929
		6,134,464
CZECH REPUBLIC—0.6%
Komercni Banka A.S.	3,102	685,671
EGYPT—0.4%
Commercial International Bank	119,482	517,085
GREECE—0.7%
Jumbo S.A. (a)	34,649	469,574
Opap S.A.	54,605	384,315
		853,889
HONG KONG—4.5%
AAC Technologies Holdings Inc.	160,000	1,224,216
ANTA Sports Products, Ltd.	59,000	130,523
China Everbright Limited	8,000	16,708
China Gas Holdings Ltd.	184,000	270,421
China Mobile Limited	88,779	988,875
China Overseas Land and Investment Ltd.	6,000	18,990
China Resources Gas Group Limited	114,000	324,799
China Resources Land Limited	8,000	20,483
Chongqing Rural Commercial Bank Co.	15,687	8,291
CNOOC Limited	358,218	423,481
Country Garden Holdings Company Limited	47,000	18,541
Geely Automobile Holdings Ltd.	240,000	118,193
GOME Electrical Appliances Holding Limited	496,000	70,978
Guangdong Investment Limited	364,000	460,819
Haier Electronics Group Co., Ltd.	51,000	88,498
Kunlun Energy Co Ltd.	568,000	492,079
Longfor Properties Co., Ltd.	13,000	18,502
Nine Dragons Paper Limited	836,000	629,414
Shanghai Industrial Holdings Limited	60,000	140,625
Shimao Property Holding Limited	11,500	16,961
Sunac China Holdings Limited	19,000	12,762
		5,494,159
HUNGARY—1.2%
MOL Hungarian Oil an Gas Nyrt.	15,204	915,458
OTP Bank Nyrt.	22,018	553,471
		1,468,929
INDIA—4.6%
Bajaj Auto Limited	14,695	533,068
Bharat Petroleum Corporation Ltd.	36,817	503,337
Hero Motocorp Ltd.	13,754	610,620
Infosys Technologies Ltd. (c)	80,042	1,522,399
LIC Housing Finance Ltd.	23,785	176,351
NTPC Limited	410,000	795,575
Oil and Natural Gas Corp. Limited	121,871	394,106
Power Finance Corporation Limited	45,992	118,900
Rural Electrification Corporation Limited	52,226	131,073
United Phosphorus Limited	109,245	788,540
		5,573,969
INDONESIA—5.9%
PT Bank Rakyat Indonesia Tbk	627,600	540,749
PT Gudang Garam Tbk	400,700	1,973,281
PT Indofood CBP Sukses Makmur Tbk	1,458,700	1,672,115
PT Telekomunikasi Indonesia Persero Tbk	7,865,000	1,972,181
PT United Tractors Tbk	861,100	993,577
		7,151,903
MEXICO—0.0%
Telesites, S.A.B. de C.V. (a)	39,529	22,385
PHILIPPINES—1.3%
Globe Telecom, Inc.	31,920	1,538,981
QATAR—2.4%
Barwa Real Estate Company Q.S.C.	42,501	422,495
Qatar Gas Transport Company Limited (Nakilat) Q.S.C.	302,000	1,973,775
Qatar National Bank SAQ	13,491	521,628
		2,917,898
RUSSIA—3.4%
Federal Hydro-Generating Company RusHydro OAO	59,113,000	610,204
Gazprom (c)	19,778	85,303
LUKoil P.J.S.C. (c)	2,518	96,729
Magnit OJSC (Reg S) (d)	21,859	873,267
MegaFon (d)	58,102	639,122
MMC Norilsk Nickel P.J.S.C. (c)	30,990	400,081
Mobile TeleSystems (c)	49,428	399,872
Rosneft OAO	23,030	104,483
Sberbank	174,850	285,428
Severstal (d)	40,804	431,706
Surgutneftegaz	170,300	100,015
Tatneft PAO-CLS	20,030	107,224
		4,133,434
SOUTH AFRICA—3.8%
Bidvest Group Limited	51,000	1,292,868
Mondi Limited	37,889	731,087
Resilient REIT Limited	85,000	783,000
Sasol Ltd.	24,794	744,032
Truworths International Ltd.	160,333	1,070,281
		4,621,268
SOUTH KOREA—7.3%
BGF Retail Co., Ltd.	7,546	1,082,148
Cheil Worldwide Inc. (a)	14,233	211,578
Dongbu Insurance Co., Ltd.	2,420	160,614
Hanwha Life Insurance Co., Ltd.	20,961	122,804
Hyundai Marine & Fire Insurance, Co., Ltd.	3,758	109,099
Hyundai Mobis Co.,Ltd.	1,220	265,635
Kangwon Land Inc.	9,158	327,529
KEPCO Plant Service & Engineering Co., Ltd.	22,000	1,233,123
Kia Motors Corporation	5,963	251,848
KT&G Corporation	15,812	1,520,916
LG Uplus Corp.	136,552	1,319,429
Lotte Chemical Corporation	2,181	651,287
NCSoft Corporation	3,074	681,409
Samsung Card Co, Ltd.	4,544	149,599
Samsung Electronics Company, Ltd.	408	468,080
Shinhan Financial Group Co., Ltd.	2,966	105,039
Shinsegae Co., Ltd.	991	175,912
		8,836,049
TAIWAN—5.2%
Casetek Holdings Ltd.	35,000	190,312
Catcher Technology Co., Ltd.	20,000	164,057
Cathay Financial Holding Co., Ltd.	78,000	93,428
China Life Insurance Co,. Limited	117,000	89,975
E.SUN Financial Holding Co., Ltd.	216,000	120,805
Feng Tay Enterprises Co., Ltd.	89,000	472,875
First Financial Holding Company Ltd.	268,000	132,401
Hon Hai Precision Industry Co., Ltd.	68,677	180,954
Inventec Corporation	233,000	147,688
Largan Precision Co., Ltd.	2,000	155,046
Mega Financial Holding Co., Ltd.	155,000	110,288
Novatek Microelectronics Corp., Ltd.	47,000	189,116
Phison Electronics Corp.	24,000	195,377
Pou Chen Corporation	554,000	705,754
Powertech Technology, Inc.	77,000	174,652
Ruentex Development Company Limited	60,000	75,969
Ruentex Industries Ltd.	207,000	340,884
Siliconware Precision Industries Company (a)	140,000	226,199
Taiwan Semiconductor Manufacturing Co., Ltd.	37,270	187,601
Uni-President Enterprises Corporation	1,318,000	2,313,789
		6,267,170
THAILAND—1.5%
Delta Electronics PCL	470,800	1,164,287
Krung Thai Bank PCL	1,215,846	646,285
		1,810,572
TURKEY—2.4%
TAV Havalimanlari Holding A.S.	143,000	851,954
Tofas Turk Otomobil Fabrikasi A.S.	102,751	832,481
Tupras—Turkiye Petrol Rafinerileri A.S. (a)	42,600	1,198,033
		2,882,468
UNITED ARAB EMERATES—2.8%
Abu Dhabi Commercial Bank	140,569	256,422
Aldar Properties PJSC	275,443	206,232
Dubai Islamic Bank PSJ	149,341	241,115
Emirates Telecommunications Group Co. P.J.S.C.	481,624	2,425,888
First Gulf Bank PJSC	89,341	285,811
		3,415,468
TOTAL COMMON STOCK (Cost $65,238,713)		65,486,299

Preferred Stock—1.5%
BRAZIL—0.4%
Braskem S.A. (a)	84,500	557,004
RUSSIA—0.2%
AK Transneft OAO	45	125,398
Surgutneftegas OAO	179,700	119,925
		245,323
SOUTH KOREA—0.9%
Hyundai Motor Company Ltd.	2,242	207,810
LG Chem Ltd.	2,507	497,630
Samsung Electronics Co. Ltd.	466	451,086
		1,156,526
TOTAL PREFERRED STOCK (Cost $1,987,861)		1,958,853

Exchange Traded Funds—0.6%
UNITED STATES—0.6%
iShares MSCI Emerging Markets Index Fund (Cost 662,907)	21,000	719,250

Mutual Funds—42.0%
UNITED STATES—42.0%
Pear Tree PanAgora Risk Parity Emerging Markets Fund* (Cost 56,502,587)	5,829,244	50,947,595

Short Term Investments—1.9%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.01%, 04/01/16, (Dated 03/31/16), Collateralized by 2,345,000 par U.S. Treasury Note-1.00% due 05/15/2018, Market Value $2,363,903, Repurchase Proceeds $2,316,806 (Cost $2,316,805)	$2,316,805	2,316,805
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED) (Cost $126,708,873)		121,428,802
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—0.1%
Money Market—0.1%
Western Asset Institutional Cash Reserves—Inst. (Cost $119,380)	119,380	119,380
TOTAL INVESTMENTS—100.2% (Cost $126,828,253)		121,548,182
OTHER ASSETS & LIABILITIES (Net)—(0.2%)		(166,938)
NET ASSETS—100%		$121,381,244

*	Investment in affiliated security. This Fund is advised by Pear Tree Advisors, Inc. which also serves as advisor to Pear Tree PanAgora Dynamic Emerging Markets Fund.
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	GDR—Global Depositary Receipts
(e)	At March 31, 2016, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $126,829,674 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,773,091
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,054,583)
Net unrealized appreciation / (depreciation)	$(5,281,492)

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Telecommunication Services	8.2%
Consumer Staples	7.8%
Financials	6.9%
Information Technology	6.7%
Consumer Discretionary	6.4%
Energy	6.1%
Industrials	4.6%
Materials	3.9%
Utilities	3.5%
Health Care	1.5%
Mutual Funds	42.0%
Exchange Traded Fund	0.6%
Cash and Other Assets (Net)	1.8%
100.0%

Industry sector diversification	Percent of net assets

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

March 31, 2016

Common Stock—92.6%
	Shares	Value
BRAZIL—3.0%
Banco do Brasil S.A.	7,900	$ 43,978
BRF S.A.	1,300	18,782
CCR S.A.	15,500	61,234
Cetip S.A. Mercados Organizados	2,200	24,872
CIA Paranaense de Energia (c)	3,284	26,009
Cielo S.A.	6,480	63,807
Companhia Energetica de Minas Gerais (c)	7,462	16,864
Cosan S.A. Industria e Comercio	10,300	91,039
CPFL Energia S.A. (a)(c)	4,467	48,646
Embraer S.A. (c)	2,169	57,175
Fibria Celulose S.A.	2,000	17,086
Gerdau S.A. (c)	27,800	49,484
Hypermarcas S.A. (a)	4,500	35,631
KLABIN S.A.	8,700	47,451
Kroton Educacional S.A.	27,000	87,278
Localiza Rent a Car S.A.	8,500	71,133
Lojas Americanas S.A.	13,650	44,162
Lojas Renner S.A..	9,700	56,784
Natura Cosm|$$|Aaeticos S.A.	5,100	38,113
Odontoprev S.A.	30,000	96,300
Porto Seguro S.A.	2,600	19,943
Qualicorp S.A.	14,100	59,038
Raia Drogasil S.A.	4,400	64,673
Telefonica Brasil S.A. (c)	5,751	71,830
TIM Participacoes S.A. (c)	6,144	67,953
Totvs S.A.	8,300	63,569
Tractebel Energia S.A.	1,900	19,624
Transmissora Alianca de Energia Eletrica S.A.	6,100	34,662
Ultrapar Participacoes S.A.	4,400	86,466
Vale S.A.	11,100	47,352
Weg S.A.	15,480	61,067
		1,592,005
CHILE—5.1%
AES Gener S.A.	228,567	116,521
Aguas Andinas S.A.	226,697	129,844
Banco de Chile	1,252,321	135,571
Banco de Cr|$$|Aaedito e Inversiones	2,283	92,673
Banco Santander Chile (c)	5,562	107,625
Cencosud S.A.	39,498	100,542
Colbun S.A.	439,626	123,265
Compania Cervecerias Unidas S.A. (c)	6,817	153,042
Corpbanca S.A. (c)	9,996	137,445
Empresa Nacional de Electricidad S.A. (c)	2,531	105,315
Empresa Nacional de Telecomunicaciones S.A.	28,437	252,298
Empresas CMPC S.A.	68,916	162,024
Empresas Copec S.A.	25,984	250,131
Enersis S.A. (c)	6,997	97,258
LATAM Airlines Group S.A. (a)	26,082	184,151
Quimica y Minera de Chile S.A. (c)	6,667	137,007
S.A.C.I. Falabella	34,029	238,224
Sonda S.A.	86,591	168,251
		2,691,187
CHINA—3.4%
Air China Ltd H Shares	34,000	24,108
Aluminum Corporation of China Limited H Shares (a)(b)	114,000	36,154
Anhui Conch Cement Company Limited H	8,500	22,793
Bank of Communications Co., Ltd. H	40,000	26,300
Beijing Capital International Airport Co., Ltd. H	34,000	36,469
Beijing Enterprises Holdings Limited	2,500	13,682
Belle International Holdings Limited	36,000	20,838
Brilliance China Automotive Holdings, Ltd.	26,000	26,916
BYD Co., Ltd. H Shares (a)	2,500	14,342
China Coal Energy Co., Ltd. (b)	49,000	20,278
China Communications Construction Co., Ltd., Class H	15,000	17,907
China Communications Services Corporation Ltd. H	106,000	48,376
China Construction Bank Corporation	37,000	23,659
China Longyuan Power Group H	115,000	85,396
China National Building Material Co., Ltd. H	38,000	17,636
China Oilfield Services Limited H	104,000	81,518
China Pacific Insurance Group H Shares	17,200	64,305
China Petroleum & Chemical Corporation	52,000	34,189
China Pharmaceutical Group Limited	44,000	39,764
China Shenhua Energy Co., Ltd.	18,500	29,145
China Taiping Insurance Holdings Co., Ltd. (a)	7,400	16,237
China Telecom Corporation Limited	142,000	75,057
Chongqing Changan Automobile Co., Ltd. B	10,400	19,481
CITIC Pacific Ltd.	18,000	27,336
Datang International Power Generation Co., Ltd.	68,000	20,952
Dongfeng Motor Group Company Limited	14,000	17,453
ENN Energy Holdings Ltd.	4,000	22,071
Fosun International	23,500	33,447
Haitian International Holdings Ltd.	16,000	27,434
Huadian Power International Corp. Ltd. Class H	118,000	74,693
Huaneng Power International Inc. H	44,000	39,253
Industrial & Commercial Bank of China Ltd.	39,000	21,871
JD.com Inc. (c)	1,792	47,488
Jiangsu Expressway Co. Ltd.—H	20,000	26,970
Kingsoft Corporation Ltd.	11,000	25,895
PetroChina Company Limited (c)	505	33,481
Qihoo 360 Technology Co. Ltd. (a)(c)	359	27,122
Shandong Weigao Group Medical Polymer Co., Ltd.	36,000	22,927
Shanghai Fosun Pharmaceutical Group Class H	12,000	33,184
Shanghai Pharmaceuticals Holding Co., Ltd.	18,500	36,729
Shenzhou International Group	6,000	32,681
Sino Biopharmaceutical Limited	60,000	44,864
Sino-Ocean Land Holdings Ltd.	49,000	23,310
Sinopec Shanghai Petrochemical Co., Ltd. (a)	59,000	29,892
Sinopharm Group Co., Ltd. H	9,600	43,131
TAL Education Group (c)	754	37,459
Tingyi (Cayman Islands) Holding Corporation	68,000	75,742
TravelSky Technology Ltd. H Shares	18,000	29,564
Tsingtao Brewery Co., Ltd.	8,000	30,373
Yanzhou Coal Mining Company Limited (b)	38,000	19,743
Zhejiang Expressway Co., Ltd.	20,000	21,349
Zijin Mining Group Co., Ltd.	116,000	35,592
ZTE Corporation H*	17,560	33,255
		1,789,811
COLOMBIA—1.4%
Cementos Argos S.A.	29,769	115,020
Corp Financiera Colombiana S.A.	8,811	112,034
Corporacion Financiera Colombiana S.A.	2,148	27,769
Ecopetrol S.A.	257,609	112,211
Grupo Argos S.A.	20,290	135,337
Grupo de Inversiones Suramericana SA	6,194	82,177
Interconexi|$$|Aaon Electrica S.A.	60,127	172,938
		757,486
CZECH REPUBLIC—0.8%
CEZ A.S.	11,916	210,363
Komercni Banka A.S.	760	167,992
Telef|$$|Aaonica Czech Republic, A.S.	6,381	67,299
		445,654
EGYPT—0.8%
Commercial International Bank	31,317	135,531
Global Telecom Holding S.A.E. (a)(d)	102,062	165,851
Talaat Moustafa Group (TMG) Holding	178,264	126,271
		427,653
GREECE—1.2%
Alpha Bank A.E. (a)	14,793	33,020
Eurobank Ergasias S.A. (a)	39,652	35,178
Folli-Follie S.A.	3,316	65,219
Hellenic Telecommunication Organization S.A.	10,873	98,442
Jumbo S.A. (a)	7,684	104,136
Opap S.A.	10,472	73,703
Piraeus Bank S.A. (a)	83,070	21,475
Public Power Corporation S.A. (a)	20,569	73,555
Titan Cement Company S.A.	5,109	109,909
		614,637
HONG KONG—1.8%
AAC Technologies Holdings Inc.	3,000	22,954
Alibaba Health Information Technology Ltd. (a)	52,000	32,044
ANTA Sports Products, Ltd.	12,000	26,547
CAR Inc.	34,000	39,844
China Gas Holdings Ltd.	20,000	29,394
China Huishan Dairy Holdings Co., Ltd. (b)	94,000	35,143
China Jinmao Holdings Group Ltd.	50,000	13,988
China Mengniu Dairy Company Limited	13,000	20,715
China Merchants Holdings International Co., Ltd.	6,000	17,791
China Mobile Limited	5,000	55,693
China Resources Enterprise	22,000	40,558
China Resources Gas Group Limited	12,000	34,189
China Resources Power Holdings Co., Ltd.	16,000	29,785
China Unicom (Hong Kong) Limited (c)	5,202	68,458
GCL-Poly Energy Holdings Ltd.	104,000	17,162
Guangdong Investment Limited	48,000	60,767
Hanergy Thin Film Power Group Ltd. * (a)	36,000	—
Hengan International Group Co., Ltd.	4,500	39,072
Kunlun Energy Co Ltd.	98,000	84,901
Lenovo Group Limited	30,000	23,438
Luye Pharma Group Ltd.	51,500	40,035
Nine Dragons Paper Limited	49,000	36,892
Semiconductor Manufacturing International Corp. (a)	267,000	23,062
Shanghai Industrial Holdings Limited	12,000	28,125
Sihuan Pharmaceutical Holdings Group Ltd.	48,000	$13,676
Soho China Limited	31,000	14,747
Sun Art Retail Group Ltd.	33,500	23,667
Tencent Holdings Limited	2,000	40,867
Want Want China Holdings Limited	56,000	41,512
		955,026
HUNGARY—0.7%
MOL Hungarian Oil an Gas Nyrt.	1,791	107,839
OTP Bank Nyrt.	4,484	112,715
Richter Gedeon Nyrt	7,397	147,630
		368,184
INDONESIA—6.7%
PT Adaro Energy Tbk	2,853,700	138,811
PT AKR Corporindo Tbk	264,300	138,528
PT Astra Agro Lestari Tbk	69,400	95,255
PT Astra International Tbk	183,800	100,494
PT Bank Central Asia Tbk	71,500	71,716
PT Bank Danamon Indonesia Tbk	271,300	77,748
PT Bank Mandiri Tbk	86,500	67,191
PT Bank Negara Indonesia (Persero) Tbk	133,300	52,275
PT Bank Rakyat Indonesia Tbk	75,800	65,310
PT Bumi Serpong Damai Tbk	472,900	65,443
PT Charoen Pokphand Indonesia Tbk	236,600	64,057
PT Global Mediacom Tbk	1,233,200	112,067
PT Gudang Garam Tbk	24,900	122,622
PT Indocement Tunggal Prakarsa Tbk	108,800	161,846
PT Indofood CBP Sukses Makmur Tbk	105,400	120,821
PT Indofood Sukses Makmur Tbk	208,400	113,551
PT Jasa Marga (Persero) Tbk	441,200	179,674
PT Kalbe Farma Tbk	2,575,900	280,707
PT Lippo Karawaci Tbk	1,030,000	81,173
PT Matahari Department Store Tbk	68,000	94,102
PT Media Nusantara Citra Tbk	613,100	100,796
PT Perusahaan Gas Negara (Persero) Tbk	950,900	187,527
PT Semen Indonesia (Persero) Tbk	216,500	166,130
PT Summarecon Agung Tbk	521,500	62,336
PT Surya Citra Media Tbk	455,700	107,911
PT Telekomunikasi Indonesia Tbk (c)	3,589	182,501
PT Unilever Indonesia Tbk	32,200	104,237
PT United Tractors Tbk	122,200	141,000
PT XL Axiata Tbk (a)	450,800	135,988
Tower Bersama Infrastructure (a)	336,400	147,777
		3,539,594
MALAYSIA—6.9%
AirAsia Berhad	77,200	36,211
Alliance Financial Group Berhad	35,600	37,867
AMMB Holdings Berhad	34,500	40,677
Astro Malaysia Holdings Berhad	106,300	81,465
Axiata Group Berhad	78,200	118,057
Berjaya Sports Toto Berhad	92,235	74,705
British American Tobacco (Malaysia) Berhad	6,300	87,262
Bumi Armada Berhad	520,550	105,404
CIMB Group Holdings Berhad	39,000	48,481
Dialog Group Berhad	151,756	62,235
DiGi.Com Berhad	99,600	126,112
Felda Global Ventures Holdings Berhad	175,400	67,885
Gamuda Berhad	33,700	42,498
Genting Berhad	39,800	99,972
Genting Malaysia Berhad	84,900	98,794
Genting Plantation Berhad	33,500	96,168
Hartalega Holdings Berhad	132,700	164,961
Hong Leong Bank Berhad	16,000	55,363
Hong Leong Financial Group Berhad	14,300	56,885
IHH Healthcare Berhad	94,500	158,893
IJM Corporation Berhad	81,900	74,102
IOI Corporation Berhad	77,100	90,311
IOI Properties Group Berhad	118,700	70,280
Kuala Lumpur Kepong Berhad	17,800	109,496
Lafarge Malaysia Berhad	20,500	47,290
Malayan Banking Berhad	19,200	44,389
Malaysia Airports Holdings Berhad	38,600	67,277
Maxis Berhad	83,800	136,391
MISC Berhad	25,600	58,398
Petronas Chemicals Group Berhad	83,600	143,779
Petronas Dagangan Berhad	17,900	110,570
Petronas Gas Berhad	15,800	89,094
PPB Group Berhad	17,100	73,195
Public Bank Bhd	10,400	50,061
RHB Capital Berhad	55,100	83,324
SapuraKencana Petroleum Berhad	129,500	61,738
Sime Darby Berhad	24,800	50,534
Telekom Malaysia Berhad	72,600	122,814
Tenaga Nasional Berhad	26,800	95,756
UMW Holdings Berhad	52,000	91,565
Westports Holdings Bhd	70,900	75,052
YTL Corporation Berhad	270,100	113,537
YTL Power International Berhad	244,100	92,597
		3,611,445
MEXICO—5.7%
Alfa S.A.B. de C.V., Series A	38,800	78,356
America Movil S.A.B. Series L (c)	18,619	289,153
Arca Continental S.A.B. de C.V.	8,500	59,208
Cemex S.A. de C.V. (a)(c)	13,518	98,411
Cemex S.A.B. CPO (a)	37,315	27,200
Coca-Cola FEMSA SAB de C.V. (c)	744	61,789
El Puerto de Liverpool S.A.B. de C.V.	18,910	224,199
Fibra Uno Administracion S.A. de C.V.	60,584	141,420
Fomento Economico Mexicano S.A.B. (c)	795	76,566
Gentera, S.A.B de C.V.	63,300	125,370
GRUMA, S.A.B. de C.V., Series B	4,500	71,611
Grupo Aeroportuario del Pacifico S.A.B. (c)	1,490	132,178
Grupo Aeroportuario del Sureste, S. A. B. de C.V., Series B	8,105	122,460
Grupo Bimbo, S.A. de C.V. (a)	26,700	79,260
Grupo Carso SAB de C.V., Series A1	23,600	110,343
Grupo Comercial Chedraui S.A. de C.V	22,300	71,107
Grupo Financiero Banorte SAB de C.V.	17,000	96,674
Grupo Financiero Inbursa SAB de C.V.	58,000	116,490
Grupo Lala SAB de C.V.	32,100	87,552
Grupo Mexico S.A.B. de C.V., Series B	36,200	87,634
Grupo Televisa S.A.B. (c)	7,161	196,641
Industrias Penoles SAB de C.V.	6,905	87,569
Kimberly-Clark de Mexico S.A. de C.V., Class A	33,800	81,942
La Comer S.A.B De C.V.	17,900	19,036
Mexichem SAB de C.V.	45,500	111,786
OHL Mexico, S.A.B. de C.V. (a)	57,400	91,181
Promotora Y Operadora de Infraestructura, S.A.B. de C.V. (a)	7,200	95,764
Santander Mexico SAB de C.V.	54,800	99,719
Wal-Mart de Mexico, S.A.B. de C.V.	30,500	72,453
		3,013,072
PERU—0.8%
Companhia de Minas Buenaventura S.A. (a)(c)	13,050	$96,048
Credicorp Ltd.	1,201	157,343
Southern Copper Corporation (b)	5,250	145,478
		398,869
PHILIPPINES—7.4%
Aboitiz Equity Ventures, Inc.	134,100	189,304
Aboitiz Power Corporation	385,600	368,056
Alliance Global Group, Inc.	371,900	133,268
Ayala Corporation	5,840	95,124
Ayala Land Inc.	116,600	89,264
Bank of the Philippine Islands	48,436	91,518
BDO Unibank, Inc.	55,200	122,640
DMCI Holdings, Inc.	517,850	150,704
Energy Development Corporation	1,681,300	214,704
Globe Telecom, Inc.	6,255	301,577
GT Capital Holdings Inc.	3,520	106,261
International Container Terminal Services, Inc.	103,380	152,000
JG Summit Holdings, Inc.	94,950	163,629
Jollibee Foods Corporation	79,660	392,721
Megaworld Corporation	1,063,000	95,807
Metro Pacific Investments Corporation	720,600	91,865
Metropolitan Bank & Trust Company	39,398	70,548
Philippine Long Distance Telephone Company (c)	2,406	104,204
Philippine Long Distance Telephone Company (The)	4,405	189,421
Robinsons Land Corporation	180,300	109,249
SM Investments Corporation	7,938	163,690
SM Prime Holdings, Inc.	235,200	112,121
Universal Robina Corporation	87,910	413,919
		3,921,594
POLAND—5.2%
Alior Bank S.A. (a)	3,976	69,296
Bank Handlowy w Warszawie S.A.	3,198	77,651
Bank Millennium S.A. (a)	37,980	59,407
Bank Pekao S.A.	1,490	65,841
Bank Zachodni WBK S.A.	749	61,673
CCC S.A.	2,995	128,368
Cyfrowy Polsat S.A. (a)	24,683	160,726
ENEA S.A.	40,935	130,915
Energa S.A.	29,044	102,159
Eurocash S.A.	15,212	217,740
Grupa Azoty S.A. (a)	5,645	145,850
Grupa LOTOS S.A. (a)	18,218	136,078
KGHM Polska Miedz S.A.	6,164	125,853
LPP S.A.	91	134,283
mBank S.A.	412	37,583
Orange Polska S.A.	124,758	225,603
PGE S.A.	35,485	133,097
PKO Bank Polski S.A. (a)	10,896	81,270
Polski Koncern Naftowy ORLEN S.A.	8,796	174,400
Polskie Gornictwo Naftowe i Gazownictwo S.A.	92,320	131,773
PZU S.A.	9,877	94,339
Synthos S.A.	129,724	133,650
Tauron Polska Energia S.A.	175,649	141,850
		2,769,405
QATAR—5.7%
Barwa Real Estate Company Q.S.C.	12,265	121,924
Commercial Bank of Qatar Q.S.C.	14,103	161,302
Doha Bank Q.S.C.	15,697	160,136
Ezdan Holding Group Q.S.C.	21,804	108,974
Industries Qatar Q.S.C.	14,295	425,134
Masraf Al Rayan Q.S.C.	12,923	126,691
Ooredoo Q.S.C.	12,131	309,808
Qatar Electricity & Water Company Q.S.C.	7,970	459,612
Qatar Gas Transport Company Limited (Nakilat) Q.S.C.	70,326	459,628
Qatar Insurance Company	6,399	145,674
Qatar Islamic Bank SAQ	4,664	132,688
Qatar National Bank SAQ	3,691	142,712
Vodafone Qatar	73,879	249,946
		3,004,229
RUSSIA—3.1%
ALROSA ao	104,700	109,168
Federal Hydro-Generating Company RusHydro OAO	3,102,000	32,021
Gazprom (c)	11,237	48,465
Magnit PJSC (Reg S) (d)	5,172	206,621
MegaFon (d)	9,322	102,542
MMC Norilsk Nickel P.J.S.C. (c)	11,123	143,598
Mobile TeleSystems (c)	8,848	71,580
Moscow Exchange MICEX-RTS	57,010	88,546
NovaTek OAO (Reg S) (d)	606	54,449
OAO Rostelecom	74,210	109,113
OC Rosneft OJSC (Reg S) (d)	11,492	52,197
RusHydro P.J.S.C. (b)(c)	114,561	115,134
Sberbank	55,720	$90,958
Severstal (d)	13,508	142,915
Sistema JSFC (Reg S) (d)	16,206	104,691
Tatneft PAO (c)	1,495	47,601
VTB Bank OJSC	112,190,000	127,321
		1,646,920
SOUTH AFRICA—5.4%
African Bank Investments Limited* (a)	47,336	—
Anglo American Platinum Limited (a)	1,681	41,344
Anglogold Ashanti Ltd. (a)(c)	3,117	42,672
Aspen Pharmacare Holdings Limited	6,850	149,060
Barloworld Limited	21,570	110,827
Bidvest Group Limited	4,777	121,099
Discovery Ltd.	1,769	14,608
Exxaro Resources Ltd.	21,837	106,856
Foschini Limited	3,981	38,268
Gold Fields Limited	3,713	14,750
Gold Fields Ltd. (c)	13,043	51,389
Growthpoint Properties Limited	21,002	35,070
Hyprop Investments Limited	2,183	17,458
Impala Platinum Holdings Limited (a)	13,167	42,059
Imperial Holdings Limited	4,233	43,268
Investec Ltd.	4,159	31,067
Life Healthcare Group Holdings Ltd.	55,579	134,775
Massmart Holdings Ltd.	7,076	60,994
MMI Holdings Ltd.	25,358	42,913
Mondi Limited	4,929	95,107
Mr Price Group Ltd.	3,994	48,163
MTN Group Limited	13,138	120,721
Naspers Limited N Shs	446	62,472
Netcare Limited	68,896	169,035
Pick n Pay Stores Ltd.	23,605	112,684
Pioneer Foods Group Ltd.	10,807	102,122
Rand Merchant Investment Holdings	6,849	19,373
Redefine Properties Ltd.	26,601	21,659
Remgro Limited	1,906	32,408
Sanlam Limited	7,618	35,460
Sappi Ltd. (a)	13,874	61,639
Sasol Ltd.	2,679	80,393
Shoprite Holdings Ltd.	5,950	70,209
Spar Group Limited (The)	5,801	78,457
Steinhoff International Holdings N.V.	14,100	92,810
Telkom South Africa Limited	30,074	117,669
Tiger Brands Limited	4,799	106,076
Truworths International Ltd.	9,347	62,395
Tsogo Sun Holdings Ltd.	56,566	90,882
Vodacom Group (Proprietary) Limited	8,778	95,770
Woolworths Holdings Limited	9,145	55,732
		2,829,713
SOUTH KOREA—5.7%
Amore Pacific Corporation	104	35,149
Amorepacific Group	360	46,118
BGF Retail Co., Ltd.	301	43,165
BNK Financial Group, Inc.	3,249	27,558
Celltrion Inc. (a)(b)	812	77,962
Cheil Worldwide Inc. (a)	3,662	54,437
CJ CheilJedang Corp.	189	57,430
Daelim Industrial Co., Ltd.	169	13,433
Daewoo International Corporation	1,668	31,505
Daewoo Securities Co., Ltd.	1,770	12,800
DGB Financial Group Inc.	3,742	29,122
Dongbu Insurance Co., Ltd.	443	29,402
Doosan Heavy Industries & Construction Co., Ltd.	1,230	23,232
GS Holdings Corp.	1,490	76,871
Hana Financial Group, Inc.	1,389	30,122
Hankook Tire Co. Ltd.	714	33,964
Hanmi Pharmaceuticals, Co., Ltd. (a)	84	51,343
Hanmi Science Co., Ltd. (a)	317	41,302
Hanwha Chemical Corporation (a)	2,170	47,343
Hyosung Corporation	364	45,834
Hyundai Marine & Fire Insurance, Co., Ltd.	912	26,476
Hyundai Mobis Co.,Ltd.	177	38,539
Hyundai Steel Co., Ltd.	806	39,116
Hyundai Wia Corp.	165	15,150
Industrial Bank of Korea	1,890	20,245
Kakao Corp.	608	52,740
Kangwon Land Inc.	980	35,049
KB Financial Group Inc.	840	23,395
KCC Corporation	161	58,566
Korea Aerospace Industries, Ltd.	290	16,534
Korea Electric Power Corporation	2,346	123,495
Korea Gas Corporation	2,523	84,607
Korea Kumho Petrochemical Co., Ltd.	806	$41,019
Korea Zinc Co., Ltd.	92	38,735
KT Corporation (a)(c)	7,023	94,249
KT&G Corporation	537	51,653
LG Chem Ltd.	141	40,379
LG Display Co., Ltd.	1,436	33,401
LG Household & Healthcare	45	37,185
LG Innotek Co., Ltd.	348	24,131
LG Uplus Corp.	13,220	127,738
Lotte Chemical Corporation	108	32,251
Lotte Confectionery Co. Ltd.	30	67,366
Lotte Shopping Co., Ltd.	258	56,626
Mirae Asset Securities Co., Ltd.	3,209	65,521
Naver Corp.	135	75,197
NCSoft Corporation	168	37,240
NH Investment & Securities Co., Ltd.	3,347	29,062
Orion Corporation	42	33,568
Paradise Co., Ltd.	1,235	15,659
POSCO	281	53,935
Samsung C&T Corp.	196	24,509
Samsung Card Co, Ltd.	907	29,861
Samsung Electro-Mechanics Co., Ltd.	652	33,524
Samsung Electronics Company, Ltd.	33	37,859
Samsung Fire & Marine Insurance Co., Ltd.	151	38,952
Samsung Life Insurance Co., Ltd	422	43,359
Samsung SDI Company, Ltd.	221	19,132
Samsung SDS Co., Ltd.	262	40,093
Shinhan Financial Group Co., Ltd.	1,180	41,789
Shinsegae Co., Ltd.	211	37,455
SK Holdings Co., Ltd.	135	26,325
SK Hynix Inc.	1,486	36,578
SK Innovation Co., Ltd.	498	74,900
SK Telecom Co., Ltd. (c)	3,509	70,776
S-Oil Corp.	1,026	87,833
Woori Bank	2,508	20,746
Yuhan Co., Ltd.	317	77,753
		3,038,363
TAIWAN—6.7%
Asia Cement Corporation	92,808	84,780
Asia Pacific Telecom Co., Ltd. (a)	200,000	68,668
Chailease Holding Co., Ltd.	20,800	36,257
Cheng Shin Rubber Industry Co., Ltd.	27,900	56,088
Chicony Electronics Co., Ltd.	18,090	46,540
China Airlines Ltd. (a)	240,000	85,757
China Development Financial Holding Corporation	309,000	82,569
China Life Insurance Co,. Limited	41,140	31,637
China Steel Corporation	114,208	79,489
Chinatrust Financial Holding Co., Ltd.	29,985	15,838
Chunghwa Telecom Co., Ltd. (c)	3,356	113,299
Delta Electronics, Inc.	10,525	46,438
Eclat Textile Co., Ltd.	4,209	55,385
EVA Airways Corporation (a)	160,108	89,546
Evergreen Marine Corporation	231,000	85,771
Far Eastern New Century Corporation	126,473	103,351
Far EasTone Telecommunications Co., Ltd.	64,000	143,376
Feng Tay Enterprises Co., Ltd.	11,330	60,199
First Financial Holding Company Ltd.	79,768	39,408
Formosa Chemicals & Fiber Corporation	21,330	53,153
Formosa Petrochemical Corporation	81,000	232,802
Formosa Plastics Corporation	32,480	80,534
Formosa Taffeta Co., Ltd.	81,000	79,153
Fubon Financial Holding Co., Ltd.	14,000	17,835
Giant Manufacturing Co., Ltd.	11,000	63,572
Highwealth Construction Corp.	27,300	39,868
HIWIN Technologies Corp.	16,182	71,648
Hotai Motor Co., Ltd.	4,000	43,997
Hua Nan Financial Holdings Co., Ltd.	42,495	21,126
Lite-On Technology Corp.	27,210	33,226
Mega Financial Holding Co., Ltd.	23,751	16,900
Merida Industry Co., Ltd.	13,150	58,224
Nan Ya Plastics Corporation	29,100	61,122
OBI Pharma, Inc. (a)	9,000	110,459
Pou Chen Corporation	37,000	47,135
President Chain Store Corp.	21,000	153,011
Realtek Semiconductor Corporation	10,000	27,498
Ruentex Development Company Limited	23,000	29,122
Ruentex Industries Ltd.	21,000	34,582
SinoPac Financial Holdings Company	277,489	85,788
Standard Foods Corporation	44,302	109,846
Synnex Technology International Corp.	18,000	18,540
Taishin Financial Holding Co., Ltd.	151,934	53,581
Taiwan Cement Corporation	62,000	60,682
Taiwan Cooperative Financial Holding Co., Ltd.	61,772	27,638
Taiwan Fertilizer Co., Ltd.	37,000	55,930
Taiwan Mobile Co., Ltd.	46,000	149,360
Taiwan Semiconductor Manufacturing Co., Ltd. (c)	1,057	27,693
TECO Electric & Machinery Co., Ltd.	105,000	85,640
Uni-President Enterprises Corporation	72,339	126,993
Wistron Corporation	39,168	24,218
Yuanta Financial Holding Co., Ltd.	212,660	75,988
Yulon Motor Co., Ltd.	37,000	35,926
Zhen Ding Technology Holding Limited	7,000	15,660
		3,552,846
THAILAND—6.1%
Advanced Info Service For Rg	29,200	151,063
Airports of Thailand PCL	11,300	129,125
Bangkok Bank PCL (b)(e)	14,700	75,213
Bangkok Dusit Medical Services PLC	257,800	171,476
Bangkok Expressway and Metro PCL	772,400	121,854
Banpu Public Company Limited (b)	106,000	50,318
BEC World PCL	142,800	114,670
BTS Group Holdings PCL (b)	498,100	126,720
Bumrungrad Hospital PLC	28,200	169,937
Central Pattana PCL	51,100	74,805
Charoen Pokphand Foods PCL	206,300	143,085
CP ALL PCL	102,100	132,776
Delta Electronics PCL	82,500	204,022
Glow Energy PCL	71,100	185,935
Home Product Center PCL (b)	588,919	138,106
Indorama Ventures Public Company Limited	117,000	75,827
IRPC PCL	441,300	63,348
Kasikornbank PCL	10,400	51,734
Kasikornbank PCL (e)	4,500	22,129
Krung Thai Bank PCL	134,200	71,334
Minor International PCL	114,190	120,098
PTT Exploration & Production PCL	39,700	79,276
PTT Global Chemical PCL	68,800	118,317
PTT PCL	6,700	53,326
Siam Cement Pub Co-for Reg	10,350	137,098
Siam Commercial Bank PCL	15,700	62,925
Thai Oil PCL	39,600	77,951
Thai Union Group PCL	241,600	143,532
TMB Bank Public Company Limited	948,600	67,950
True Corp. PCL (a)	506,689	109,461
		3,243,411
TURKEY—5.0
Akbank T.A.S.	20,669	58,750
Anadolu Efes Biracilik VE	15,911	120,902
Arcelik A.S.	16,468	111,828
BIM Birlesik Magazalar A.S.	5,586	120,865
Coca-Cola Icecek A.S.	9,495	138,241
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	58,131	59,129
Enka Inşaat ve Sanayi A.S¸.	57,628	99,670
Eregli Demir ve Celik Fabrikalari T.A.S.	97,857	147,052
Ford Otomotiv Sanayi A.S.	9,660	127,154
Haci Omer Sabanci Holding A.S.	25,003	86,310
Koç Holding A.S.	17,783	90,190
Petkim Petrokimya Holding A.S. (a)	117,588	166,283
TAV Havalimanlari Holding A.S.	16,737	99,714
Tofas Turk Otomobil Fabrikasi A.S.	13,398	108,550
Tupras—Turkiye Petrol Rafinerileri A.S. (a)	7,476	210,246
Turk Hava Yollari A.O. (a)	30,109	83,128
Turk Telekomunikasyon A.S.	69,594	164,763
Turkcell Iletisim Hizmetleri A.S.	16,832	70,692
Turkcell Iletisim Hizmetleri A.S. (a)(c)	7,788	81,852
Turkiye Garanti Bankasi A.S.	21,704	63,384
Turkiye Halk Bankasi A.S.	12,329	45,750
Turkiye Is Bankasi A.S.	52,585	86,848
Turkiye Sise ve Cam Fabrikalari A.S.	58,273	75,589
Turkiye Vakiflar Bankasi T-d	25,635	42,792
Ulker Biskuvi Sanayi A.S.	15,037	111,383
Yapi ve Kredi Bankasi A.S. (b)	49,816	73,271
		2,644,336
UNITED ARAB EMERATES—4.0%
Abu Dhabi Commercial Bank	60,933	111,152
Aldar Properties PJSC	151,271	113,261
Arabtec Holding Company PJSC (a)	370,611	165,483
DP World Ltd.	17,997	338,163
Dubai Financial Market PJSC	181,250	67,113
Dubai Islamic Bank PSJ	75,749	122,299
Emaar Malls Group P.J.S.C. (a)	258,122	202,399
Emaar Properties PJSC	57,150	93,671
Emirates Telecommunications Group Co. P.J.S.C.	112,307	565,678
First Gulf Bank PJSC	45,685	146,151
National Bank of Abu Dhabi PJSC	76,732	182,591
		2,107,961
TOTAL COMMON STOCK (Cost $52,277,692)		48,963,401

Preferred Stock—1.7%
BRAZIL—0.5%
Banco Bradesco S.A.	3,720	28,355
Centrais Eletricas Brasileiras S.A.	11,200	33,114
Cia Energetica de Sao Paulo	4,400	19,650
Itausa-Investimentos Itau S.A.	7,018	16,145
Lojas Americanas S.A.	11,220	52,508
Suzano Papel e Celulose S.A.	8,700	31,014
Vale S.A., Class A	14,300	45,822
		226,608
CHILE—0.2%
Embotelladora Andina	38,713	125,907
COLOMBIA—0.4%
Bancolombia S.A..	8,082	69,549
Grupo Aval Acciones y Valores S.A.	190,281	74,026
Grupo de Inversiones Suramericana S.A.	4,985	64,976
		208,551
RUSSIA—0.3%
AK Transneft OAO	29	80,812
Surgutneftegas OAO	75,100	50,118
		130,930
SOUTH KOREA—0.3%
Amorepacific Corp.	261	50,324
Hyundai Motor Company Ltd.	252	23,358
LG Chem Ltd.	149	29,576
Samsung Electronics Co. Ltd.	50	48,400
		151,658
TOTAL PREFERRED STOCK (Cost $981,055)		843,654

Exchange Traded Funds—1.4%
	Shares	Value
UNITED STATES—0.9%
iShares MSCI Emerging Markets Index Fund	100	3,425
iShares MSCI India ETF	16,830	456,430
Vanguard FTSE Emerging Markets ETF	100	3,458
		463,313
INDIA—0.5%
WisdomTree India Earnings Fund	12,900	251,679
TOTAL EXCHANGE TRADED FUNDS (Cost $703,533)		714,992

Exchange Traded Notes—3.8%
UNITED KINGDOM—3.8%
iPath MSCI India Index ETN (a) (Cost $1,838,007)	32,295	2,027,804

Rights—0.0%
CHILE—0.0%
Banco de Cr|$$|Aaedito e Inversiones (Cost $0)	0	0

Warrants—0.0%
THAILAND—0.0%
Indorama Ventures Public Company Limited (Cost $0)	1	0

Short Term Investments—0.0%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.01%, 04/01/16, (Dated 03/31/16), Collateralized by 5,000 par U.S. Treasury Note-1.00% due 05/15/2018, Market Value $5,040, Repurchase Proceeds $1,090 (Cost $1,090)	$1,090	1,090
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED) (Cost $55,801,377)		52,550,941
	Par Value	Value
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—1.3%
Money Market—1.3%
Western Asset Institutional Cash Reserves—Inst. (Cost $694,110)	$694,110	$694,110
TOTAL INVESTMENTS—100.8% (Cost $56,495,487)		53,245,051
OTHER ASSETS & LIABILITIES (Net)—(0.80%)		(421,811)
NET ASSETS—100%		$52,823,240

*	Fair Valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.06 % of net assets as of March 31, 2016.
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depository Receipts
(d)	GDR—Global Depository Receipts
(e)	NVDR—Non-Voting Depository Receipts
(f)	At March 31, 2016, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $56,570,077 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,307,213
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,632,239)
Net unrealized appreciation/(depreciation)	$(3,325,026)

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	18.6%
Telecommunication Services	11.9%
Industrials	11.4%
Consumer Staples	10.9%
Consumer Discretionary	9.8%
Materials	9.3%
Utilities	8.1%
Energy	7.2%
Health Care	4.4%
Information Technology	2.7%
Exchange Traded Notes	3.8%
Exchange Traded Funds	1.4%
Cash and Other Assets (Net)	0.5%
100.0%

Industry sector diversification	Percent of net assets

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2016

Common Stock—94.6%
	Shares	Value
AUSTRALIA—2.7%
BHP Billiton plc (b)	1,136,100	$ 25,823,553
WorleyParsons Ltd.	4,388,300	18,122,308
		43,945,861
BELGIUM—2.3%
Solvay S.A.	368,933	37,037,037
CANADA—1.6%
Methanex Corporation	804,807	25,896,272
FINLAND—5.0%
Caverion Corporation	1,113,216	10,788,856
Kone OYJ, Class B	759,800	36,654,023
Konecranes OYJ	971,780	23,218,804
YIT OYJ	1,892,516	10,720,419
		81,382,102
FRANCE—6.9%
Christian Dior S.E.	181,173	32,888,813
Imerys S.A.	486,383	33,949,581
Ipsos	478,080	11,177,790
Michelin (CGDE)	342,300	35,057,254
		113,073,438
GERMANY—20.6%
BASF SE	384,500	29,031,955
Deutsche Telekom AG	2,451,119	44,035,220
Freenet AG	1,024,039	30,660,095
Hannover Rueck SE	365,800	42,658,941
Lanxess AG	647,100	31,128,753
Linde Group (The)	187,000	27,270,155
Muenchener Rueckvers AG	191,030	38,887,859
Symrise AG	603,150	40,526,934
Wincor Nixdorf AG	928,950	51,574,303
		335,774,215
HONG KONG—0.0%
REXLot Holdings Limited* (a)(d)	155,556,155	200,542
INDIA—2.8%
Infosys Limited—SP (b)	2,378,180	45,232,983
IRELAND—3.0%
Greencore Group plc	8,958,557	48,309,039
ISRAEL—2.1%
Teva Pharmaceuticals SP (b)	657,619	35,189,193
ITALY—0.8%
Trevi Finanziaria SpA	7,527,383	12,858,837
JAPAN—6.5%
Asahi Group Holdings Limited	1,105,400	34,478,924
KDDI Corporation	1,642,800	43,920,992
Showa Denko K.K.	26,261,000	27,093,663
		105,493,579
NORWAY—4.4%
DnB Bank ASA	2,498,292	29,618,692
SpareBank 1 SR-Bank ASA	3,490,173	17,168,598
Yara International ASA	682,300	25,742,802
		72,530,092
RUSSIA—0.7%
Sberbank of Russia (b)	1,625,600	11,314,176
SOUTH AFRICA—1.1%
Sasol Limited	604,135	18,129,223
SOUTH KOREA—4.3%
Kia Motors Corporation (a)	886,500	37,441,370
Samsung Electronics Company Limited	29,145	33,436,726
		70,878,096
SWEDEN—7.7%
Duni AB	1,779,500	29,612,002
Investor AB, Class B	904,856	32,114,949
Loomis AB, Class B	1,159,248	32,854,892
Svenska Handelsbanken AB, Class A	2,390,800	30,498,927
		125,080,770
SWITZERLAND—1.7%
Novartis AG	374,850	27,265,374
THAILAND—5.0%
Siam Commercial Bank PCL	9,746,400	39,063,172
Thai Oil PCL	21,527,800	42,376,355
		81,439,527
UNITED KINGDOM—15.4%
Barratt Developments plc	5,332,335	42,978,585
BBA Aviation plc	8,156,786	23,505,844
Bellway plc	1,222,978	46,129,208
International Game Technology plc	2,017,365	36,816,911
Persimmon plc	1,461,909	43,831,413
Standard Chartered plc	2,820,574	19,166,567
Taylor Wimpey plc	14,116,118	38,628,971
		251,057,499
TOTAL COMMON STOCK (Cost $1,410,196,810)		1,542,087,855

Short Term Investments—4.8%
	Par Value	Value
Money Market—4.8%
State Street Institutional Liquid Reserves (Cost $78,080,053)	$78,080,053	78,080,053
TOTAL INVESTMENTS—99.4% (Cost $1,488,276,863)		1,620,167,908
OTHER ASSETS & LIABILITIES (NET)—0.6%		9,792,900
NET ASSETS—100%		$1,629,960,808

*	Fair Valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.01% of net assets as of March 31, 2016.
(a)	Non-income producing security
(b)	ADR—American Depository Receipts
(c)	At March 31, 2016, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $1,498,648,262 was as follows:
(d)	Illiquid

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$343,671,333
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(222,151,687)
Net unrealized appreciation/(depreciation)	$121,519,646

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Consumer Discretionary	21.8%
Materials	18.6%
Financials	16.0%
Industrials	9.2%
Information Technology	8.0%
Telecommunication Services	7.3%
Consumer Staples	5.1%
Energy	4.8%
Health Care	3.8%
Cash and Other Assets (Net)	5.4%
100.0%

Industry sector diversification	Percent of net assets

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS

March 31, 2016

Common Stock—95.1%
	Shares	Value
AUSTRALIA—4.6%
Asaleo Care Ltd.	4,712,600	$ 6,583,652
Programmed Maintenance Services Limited	4,919,100	5,588,333
WorleyParsons Ltd.	3,242,600	13,390,925
		25,562,910
AUSTRIA—0.7%
Semperit AG Holding	100,500	3,891,449
BELGIUM—1.9%
Kinepolis Group	237,500	10,311,928
BRAZIL—2.4%
Equatorial Energia S.A.	1,164,537	13,431,164
CHINA—2.5%
China Hongxing Sports Limited * (a)(c)	10,258,400	76,189
Shanghai Mechanical & Electrical Industry Co.Limited—B	3,010,889	7,328,504
Xinhua Winshare Publishing and Media Co., Limited	7,568,500	6,537,354
		13,942,047
DENMARK—2.2%
DFDS A/S	329,700	11,992,939
EGYPT—0.6%
Egypt Kuwait Holding Company S.A.E.	7,523,000	3,535,810
FINLAND—1.3%
PKC Group OYJ	396,300	7,022,635
FRANCE—1.5%
Bonduelle S.C.A.	92,000	2,710,508
Ipsos	245,767	5,746,176
		8,456,684
GERMANY—4.2%
Freenet AG	296,500	8,877,316
QSC AG	1,697,139	2,184,049
Sixt SE	218,377	11,765,930
		22,827,295
HONG KONG—5.8%
AMVIG Holdings Limited	9,038,000	3,775,155
Emperor Watch & Jewellery Limited	103,340,000	2,531,276
REXLot Holdings Limited * (b)	151,273,023	195,020
Samson Holding Limited	35,101,800	4,208,523
Texwinca Holdings Limited	10,558,200	10,290,325
VST Holdings Limited (a)	12,621,360	2,912,572
VTech Holdings Limited	674,600	8,009,831
		31,922,702
INDIA—6.0%
KRBL Limited	3,154,200	10,654,906
LIC Housing Finance Limited	1,406,200	10,426,127
NIIT Technologies Limited	742,375	5,554,711
South Indian Bank Limited	24,601,647	6,575,547
		33,211,291
IRELAND—5.9%
Glanbia plc	424,100	8,664,772
Greencore Group plc	1,893,172	10,208,934
IFG Group plc	1,151,285	2,779,618
UDG Healthcare plc	1,310,785	11,007,872
		32,661,196
ITALY—2.4%
De’Longhi SpA	398,910	9,085,971
Trevi Finanziaria SpA	2,592,485	4,428,676
		13,514,647
JAPAN—13.6%
BML Inc.	94,100	3,649,006
Chugoku Marine Paints Limited	1,264,000	8,341,602
Daicel Corporation	742,700	10,159,404
DaiichiKosho Co., Limited	255,200	11,121,804
IBJ Leasing Company, Limited	519,300	9,228,100
Nihon House Holdings Co., Limited	2,001,700	7,228,089
Prima Meat Packers Limited	3,197,000	8,103,749
Unipres Corporation	440,600	7,684,587
VT Holdings Co., Limited	1,619,400	9,736,420
		75,252,761
NORWAY—4.8%
ABG Sundal Collier Holding ASA	3,681,800	2,801,442
Borregaard ASA.	1,100,000	7,396,862
SpareBank Nord-Norge	865,996	3,934,676
SpareBank 1SMN	1,119,065	7,152,200
SpareBank 1 SR-Bank ASA	1,064,226	5,235,061
		26,520,241
PHILIPPINES—2.1%
Manila Water Company, Inc.	20,257,870	11,878,868
PORTUGAL—1.2%
Redes Energ|$$|Aaeticas Nacionais, SGPS, S.A.	2,095,500	6,877,776
SINGAPORE—2.0%
Breadtalk Group Limited	3,475,100	2,658,363
M1 Limited	4,346,600	8,393,301
		11,051,664
SOUTH AFRICA—1.6%
Clicks Group Limited	1,303,830	8,611,385
SWEDEN—2.9%
Duni AB	167,301	2,783,994
Loomis AB, Class B	377,600	10,701,771
Nolato AB, Class B	93,100	2,615,605
		16,101,370
SWITZERLAND—0.5%
Vetropack Holding AG	1,786	2,957,873
TAIWAN—5.0%
Chong Hong Construction Co., Ltd.	4,136,055	6,168,613
Holtek Semiconductor, Inc.	5,489,900	8,955,374
Huaku Development Co., Ltd.	2,410,100	4,455,659
WT Microelectronics Co., Limited	6,587,848	7,880,691
		27,460,337
THAILAND—5.8%
Hana Microelectronics PCL	8,004,680	8,134,375
Ratchaburi Electricity Generating Holding PCL	6,951,000	10,027,381
Thai Union Group PCL	23,844,996	14,166,015
		32,327,771
UNITED KINGDOM—13.6%
Alternative Networks plc	1,402,082	7,180,173
BBA Aviation plc	3,960,215	11,412,362
Character Group plc	376,500	2,612,290
Clarkson plc	116,300	3,712,716
Crest Nicholson Holdings plc	1,164,800	9,430,155
Galliford Try plc	344,528	7,109,442
Halfords Group plc	1,178,455	6,712,386
Lancashire Holdings Limited	1,289,511	10,235,833
The Restaurant Group plc	835,700	4,718,020
Vitec Group plc	301,804	2,473,768
Wetherspoon (J.D.) plc	979,000	9,903,891
		75,501,036
TOTAL COMMON STOCK
(Cost $530,060,802)		526,825,779

Preferred Stock—1.6%
GERMANY
Dr|$$|Adaegerwerk AG (Cost $14,225,000)	133,100	9,049,379

Short Term Investments—3.1%
	Par Value	Value
Commercial Paper—1.8%
Toyota Motor Credit Corporation, 0.27%, due 04/04/2016 (Cost $10,000,000)	$10,000,000	10,000,000
Money Market—1.3%
State Street Bank Institutional Liquid Reserves (Cost $7,455,676)	7,455,676	7,455,676
TOTAL SHORT TERM INVESTMENTS
(Cost $17,455,676)		17,455,676
TOTAL INVESTMENTS—99.8%
(Cost $561,741,478)		553,330,834
OTHER ASSETS & LIABILITIES (NET)—0.2%		1,024,380
NET ASSETS—100%		$554,355,214

*	Fair Valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.05% of net assets as of March 31, 2016.
(a)	Non-income producing security
(b)	Illiquid
(c)	At March 31, 2016, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $561,812,542 was as follows :

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$75,880,182
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(84,361,890)
Net unrealized appreciation/(depreciation)	$(8,481,708)

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Consumer Discretionary	23.8%
Industrials	15.3%
Financials	13.1%
Consumer Staples	11.5%
Information Technology	8.0%
Utilities	7.6%
Materials	5.9%
Telecommunication Services	4.8%
Health Care	4.3%
Energy	2.4%
Cash and Other Assets (Net)	3.3%
100.0%

Industry sector diversification	Percent of net assets

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES|
March 31, 2016
	Small Cap	Quality
Assets:
Investments at value (Includes collateral from securities on loan of $6,859,340; $769,279; $119,380; $694,110, $0, $0, respectively)* (Note 2)	$103,755,180	$122,084,553
Investment at value of affliliated securities	—	—
Repurchase agreements	—	546,303
Total Investments	103,755,180	122,630,856
Foreign currency at value (Cost $69,368 for Emerging Markets,$166,208 for Risk Parity, $629,064 for Foreign Value, and $0 for Foreign Value Small Cap)	—	—
Cash	—	—
Dividends, interest and foreign tax reclaims receivable	122,081	267,661
Receivable for investments sold	—	11,266
Receivable for shares of beneficial interest sold	1,355	—
Other assets	13,863	7,527
Total Assets	$103,892,479	$122,917,310
Liabilities:
Payable for investments purchased	$—	$—
Payable for shares of beneficial interest repurchased	7,495	—
Payable for compensation of manager (Note 3)	63,268	68,732
Payable for distribution fees (Note 3)	18,738	23,798
Payable to custodian	135	298
Payable to transfer agent (Note 3)	14,172	18,091
Payable for collateral received for securities loaned	6,859,340	769,279
Payable for foreign capital gain tax	—	—
Unrealized loss on spot foreign currency contracts (Note 2)	—	—
Other accrued expenses and liabilities	5,291	5,317
Total Liabilities	$6,968,439	$885,515
Net Assets	$96,924,040	$122,031,795

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$68,283,782	$53,243,961	$1,620,167,908	$553,330,834
50,947,595	—	—	—
2,316,805	1,090	—	—
121,548,182	53,245,051	1,620,167,908	553,330,834

70,110	167,482	630,628	—
—	2,908	—	—
233,065	132,172	9,349,504	2,264,416
44,880	3,941	1,837,434	261,995
—	—	1,311,742	202,637
7,238	—	22,387	—
$121,903,475	$53,551,554	$1,633,319,603	$556,059,882

$3,941	$—	$—	$—
27,389	—	1,468,400	1,052,340
55,893	23,489	1,345,598	461,470
22,013	290	194,020	59,161
266,972	376	1,959	1,287
17,596	6,914	240,130	82,497
119,380	694,110	—	—
—	—	—	—
—	—	—	—
9,047	3,135	108,688	47,913
$522,231	$728,314	$3,358,795	$1,704,668
$121,381,244	$52,823,240	$1,629,960,808	$554,355,214

	Small Cap	Quality
Net Assets Consist Of :
Shares of beneficial interest	$80,721,266	$107,165,513
Undistributed net investment income/(loss)	539,195	170,747
Accumulated net realized gain/(loss) on investments, foreign denominated assets, liabilities and currency	(1,130,517)	1,841,105
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities and currency	16,794,096	12,854,430
Net Assets	$96,924,040	$122,031,795
Investments at cost—Non-affiliated securities	$86,961,084	$109,776,378
Investments at cost—Affiliated securities	$—	$—
Total Investment cost	$86,961,084	$109,776,378
Net assets
Ordinary Shares	$91,139,355	$113,498,486
Institutional Shares	$5,784,685	$8,533,309
Shares of beneficial interest outstanding (unlimited number of shares authorized)
Ordinary Shares	4,217,349	6,960,958
Institutional Shares	229,607	493,337
Net asset value and offering price per share
Ordinary Shares	$21.61	$16.31
Institutional Shares	$25.19	$17.30

*	Includes securities on loan to brokers with market value of $6,673,816; $753,233; $115,973; $659,633, $0;$0, respectively.)

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$157,974,327	$58,742,920	$1,753,378,761	$558,350,417
2,010,614	49,042	10,496,797	1,023,799

(33,326,149)	(2,721,401)	(265,814,263)	3,374,693

(5,277,548)	(3,247,321)	131,899,513	(8,393,695)
$121,381,244	$52,823,240	$1,629,960,808	$554,355,214
$70,325,666	$56,495,487	$1,488,276,863	$561,741,478
$56,502,587	$—	$—	$—
$126,828,253	$56,495,487	$1,488,276,863	$561,741,478

$107,892,714	$1,463,141	$932,418,100	$283,508,732
$13,488,530	$51,360,099	$697,542,708	$270,846,482

5,689,674	168,134	54,747,481	23,515,697
701,607	5,875,846	41,031,782	22,431,966

$18.96	$8.70	$17.03	$12.06
$19.23	$8.74	$17.00	$12.07

PEAR TREE FUNDS

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2016
	Small Cap	Quality
Investment Income:
Dividends—Affiliated securities	$—	$—
Dividends—Non-affiliated securities *	1,560,792	2,695,645
Interest	3,722	22
Sec Lending Income	417,806	2,674
Miscellaneous	—	—
Total Investment Income	$1,982,320	$2,698,341
Expenses:
Compensation of manager (Note 3)	775,441	1,223,549
Distribution fees, Ordinary Shares (Note 3)	232,220	280,825
Administrative fees (Note 3)	29,566	37,339
Custodian and fund accounting fees	27,659	39,299
Regulatory and Compliance (Note 3)	8,610	10,878
Transfer agent fees (Note 3) :
Ordinary Shares	152,570	183,877
Institutional Shares	6,693	16,330
Audit and legal	11,116	16,923
Registration fees	35,427	30,227
Insurance	2,656	4,465
Compensation of trustees (Note 3)	5,382	6,800
Printing	5,445	6,877
Miscellaneous	7,445	9,347
Total expenses before waivers/reimbursements/ reductions	1,300,230	1,866,736
Waivers and/or reimbursements of expenses (Note 3)	—	(307,950)
Expenses, Net	$1,300,230	$1,558,786
Net investment income/(loss)	$682,090	$1,139,555
Realized and unrealized gain/(loss) on investments, foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments	$(669,183)	$9,675,948
Foreign denominated assets, liabilities, and currency	—	253
Distribution by affiliated investment company	—	—
Change in unrealized appreciation/(depreciation) of:
Investments	(5,783,437)	(4,368,103)
Foreign denominated assets, liabilities, and currency	—	29
Net realized and unrealized gain/(loss) on investment and foreign currency	(6,452,620)	5,308,127
Net increase/(decrease) in net assets resulting from operations	$(5,770,530)	$6,447,682

*
Dividends are net of withholding taxes of $0 for Small Cap, and $29,978 for Quality, $424,133 for Emerging Markets, $125,491 for Risk Parity, $4,534,646 for Foreign Value, and $1,509,932 for Foreign Value Small Cap

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$496,475	$—	$—	$—
3,195,807	1,043,512	45,938,185	17,855,204
—	—	38,720	16,502
22,041	7,112	—	—
169	19	—	35
$3,714,492	$1,050,643	$45,976,905	$17,871,741

867,051	243,591	16,433,175	5,558,706
282,145	3,594	2,519,058	772,504
40,067	12,136	500,074	162,224
116,396	129,500	517,500	291,500
11,674	3,541	145,615	47,180

184,760	2,375	1,633,915	503,701
20,565	63,304	1,027,395	399,032
26,132	6,893	187,905	62,883
38,821	10,131	133,141	120,364
8,236	2,752	44,873	17,140
7,283	2,214	91,049	29,527
10,072	2,233	92,052	29,777
10,020	3,169	127,039	42,718

1,623,222	485,433	23,452,791	8,037,256
(5,420)	—	—	—
$1,617,802	$485,433	$23,452,791	$8,037,256
$2,096,690	$565,210	$22,524,114	$9,834,485

$(14,268,063)	$(2,302,998)	$(12,555,882)	$3,821,085
(127,769)	(78,109)	(733,225)	(375,520)
—	—	—	—

(4,914,193)	(1,855,736)	(137,417,495)	(68,295,820)
8,930	4,302	366,422	145,070

(19,301,095)	(4,232,541)	(150,340,180)	(64,705,185)

$(17,204,405)	$(3,667,331)	$(127,816,066)	$(54,870,700)

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS
	__________ Small Cap __________
	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$682,090	$190,036
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(669,183)	9,433,215
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(5,783,437)	(10,797,282)
Net increase/(decrease) from operations	$(5,770,530)	$(1,174,031)
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(717,823)
Institutional shares	—	(80,383)
Net realized gains
Ordinary shares	(6,352,222)	(8,875,367)
Institutional shares	(213,264)	(749,976)
Total distributions	$(6,565,486)	$(10,423,549)

Fund share transactions (Note 8)	7,414,174	(3,739,490)
Contributions to capital from investment manager/brokers	873	—

Increase/(decrease) in net assets	$(4,920,969)	$(15,337,070)
Net assets beginning of period	101,845,009	117,182,079
Net assets end of period*	$96,924,040	$101,845,009

* Includes undistributed net investment income/(loss) of:	$539,195	$(34,665)

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)
	__________ Quality __________
	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,139,555	$1,982,863
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	9,676,201	13,649,116
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(4,368,074)	(4,487,480)
Net increase/(decrease) from operations	$6,447,682	$11,144,499
Distributions to shareholders from:
Net investment income
Ordinary shares	$(993,291)	$(1,997,651)
Institutional shares	(95,549)	(200,406)
Net realized gains
Ordinary shares	(11,740,552)	(11,349,466)
Institutional shares	(962,649)	(995,926)
Total distributions	$(13,792,041)	$(14,543,449)

Fund share transactions (Note 8)	2,063,272	5,809,679
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$(5,281,087)	$2,410,729
Net assets beginning of period	127,312,882	124,902,153
Net assets end of period*	$122,031,795	$127,312,882

* Includes undistributed net investment income/(loss) of:	$170,747	$138,896

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)
	__________ Emerging Markets __________
	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$2,096,690	$1,941,221
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(14,395,832)	754,697
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(4,905,263)	(1,569,436)
Net increase/(decrease) from operations	$(17,204,405)	$1,126,482
Distributions to shareholders from:
Net investment income
Ordinary shares	$(1,653,738)	$(1,849,625)
Institutional shares	(235,570)	(198,656)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$(1,889,308)	$(2,048,281)

Fund share transactions (Note 8)	756,346	(6,636,939)
Contributions to capital from investment manager/brokers	135	—

Increase/(decrease) in net assets	$(18,337,232)	$(7,558,738)
Net assets beginning of period	139,718,476	147,277,214
Net assets end of period*	$121,381,244	$139,718,476

* Includes undistributed net investment income/(loss) of:	$2,010,614	$1,858,001

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)
	__________ Risk Parity __________
	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$565,210	$476,602
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(2,381,107)	(148,295)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(1,851,434)	(2,413,017)
Net increase/(decrease) from operations	$(3,667,331)	$(2,084,710)
Distributions to shareholders from:
Net investment income
Ordinary shares	$(12,717)	$(10,947)
Institutional shares	(500,735)	(335,853)
Net realized gains
Ordinary shares	—	(3,231)
Institutional shares	—	(78,000)
Total distributions	$(513,452)	$(428,031)

Fund share transactions (Note 8)	16,948,457	8,844,772
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$12,767,674	$6,332,031
Net assets beginning of period	40,055,566	33,723,535
Net assets end of period*	$52,823,240	$40,055,566

* Includes undistributed net investment income/(loss) of:	$49,042	$75,393

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)
	__________ Foreign Value __________
	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$22,524,114	$25,835,461
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(13,289,107)	7,123,892
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(137,051,073)	(77,984,752)
Net increase/(decrease) from operations	$(127,816,066)	$(45,025,399)
Distributions to shareholders from:
Net investment income
Ordinary shares	$(15,425,223)	$(10,795,991)
Institutional shares	(13,111,168)	(8,142,787)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$(28,536,391)	$(18,938,778)

Fund share transactions (Note 8)	160,980,406	210,393,828
Contributions to capital from investment manager/brokers	1,519	2,026

Increase/(decrease) in net assets	$4,629,468	$146,431,677
Net assets beginning of period	1,625,331,340	1,478,899,663
Net assets end of period*	$1,629,960,808	$1,625,331,340

* Includes undistributed net investment income/(loss) of:	$10,496,797	$17,242,299

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Foreign Value __________ Small Cap __________
	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$9,834,485	$3,143,933
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	3,445,565	4,684,157
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(68,150,750)	1,666,169
Net increase/(decrease) from operations	$(54,870,700)	$9,494,259
Distributions to shareholders from:
Net investment income
Ordinary shares	$(4,920,510)	$(1,863,942)
Institutional shares	(4,126,486)	(1,593,950)
Net realized gains
Ordinary shares	(1,338,214)	(51,740)
Institutional shares	(982,047)	(35,129)
Total distributions	$(11,367,257)	$(3,544,761)

Fund share transactions (Note 8)	187,247,619	241,656,637
Contributions to capital from investment manager/brokers	478	—

Increase/(decrease) in net assets	$121,010,140	$247,606,135
Net assets beginning of period	433,345,074	185,738,939
Net assets end of period*	$554,355,214	$433,345,074

* Includes undistributed net investment income/(loss) of:	$1,023,799	$611,830

PEAR TREE POLARIS SMALL CAP FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$24.65	$27.62	$22.50	$20.36	$19.92
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.16	0.04	(0.08)	(0.03)	(0.08)
Net realized and unrealized gain/(loss) on securities	(1.59)	(0.37)	5.20	2.17	0.57
Total from Investment Operations	(1.43)	(0.33)	5.12	2.14	0.49
Less Distributions:
Dividends from net investment income	—	(0.20)	—	—	(0.05)
Distributions from realized capital gains	(1.61)	(2.44)	—	—	—
Total Distributions	(1.61)	(2.64)	—	—	(0.05)
Net Asset Value, End of Period	$21.61	$24.65	$27.62	$22.50	$20.36
Total Return	(5.83)%	(0.36)%	22.76%	10.51%	2.48%
Net Assets, End of Period (000’s)	$91,139	$98,084	$107,370	$101,275	$95,870
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.35%	1.50%	1.53%	1.63%	1.67%
Net	1.35%	1.50%	1.53%	1.63%	1.67%
Ratio of net investment income (loss) to average net assets (b)	0.70%	0.17%	(0.30)%	(0.16)%	(0.44)%
Portfolio Turnover	17%	94%	67%	54%	53%

	Institutional Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.39	$31.37	$25.48	$23.00	$22.50
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.23	0.11	(0.02)	0.02	(0.04)
Net realized and unrealized gain/ (loss) on securities	(1.82)	(0.39)	5.91	2.46	0.63
Total from Investment Operations	(1.59)	(0.28)	5.89	2.48	0.59
Less Distributions:
Dividends from net investment income	—	(0.26)	—	—	(0.09)
Distributions from realized capital gains	(1.61)	(2.44)	—	—	—
Total Distributions	(1.61)	(2.70)	—	—	(0.09)
Net Asset Value, End of Period	$25.19	$28.39	$31.37	$25.48	$23.00
Total Return	(5.62)%	(0.11)%	23.12%	10.78%	2.69%
Net Assets, End of Period (000’s)	$5,785	$3,761	$9,812	$8,000	$6,242
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.10%	1.28%	1.28%	1.38%	1.42%
Net	1.10%	1.28%	1.28%	1.38%	1.42%
Ratio of net investment income (loss) to average net assets (b)	0.89%	0.36%	(0.08)%	0.07%	(0.19)%
Portfolio Turnover	17%	94%	67%	54%	53%
(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE QUALITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.47	$18.10	$15.85	$14.33	$12.36
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.15	0.28	0.19	0.16	0.17
Net realized and unrealized gain/(loss) on securities	0.72	1.30	2.24	1.52	1.92
Total from Investment Operations	0.87	1.58	2.43	1.68	2.09
Less Distributions:
Dividends from net investment income	(0.16)	(0.33)	(0.18)	(0.16)	(0.12)
Distributions from realized capital gains	(1.87)	(1.88)	—	—	—
Total Distributions	(2.03)	(2.21)	(0.18)	(0.16)	(0.12)
Net Asset Value, End of Period	$16.31	$17.47	$18.10	$15.85	$14.33
Total Return	5.47%	9.12%	15.40%	11.85%	16.99%
Net Assets, End of Period (000’s)	$113,498	$116,104	$114,857	$98,033	$92,557
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.55%	1.54%	1.55%	1.62%	1.66%
Net excluding dividend and interest expense for securities sold short	1.29%	1.29%	1.30%	1.46%	1.51%
Ratio of net investment income (loss) to average net assets (c)	0.91%	1.52%	1.13%	1.11%	1.28%
Portfolio Turnover	35%	49%	35%	40%	68%

	Institutional Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.39	$18.95	$16.58	$14.95	$12.85
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.21	0.35	0.25	0.24	0.25
Net realized and unrealized gain/(loss) on securities	0.76	1.35	2.35	1.59	1.99
Total from Investment Operations	0.97	1.70	2.60	1.83	2.24
Less Distributions:
Dividends from net investment income	(0.19)	(0.38)	(0.23)	(0.20)	(0.14)
Distributions from realized capital gains	(1.87)	(1.88)	—	—	—
Total Distributions	(2.06)	(2.26)	(0.23)	(0.20)	(0.14)
Net Asset Value, End of Period	$17.30	$18.39	$18.95	$16.58	$14.95
Total Return	5.74%	9.34%	15.74%	12.37%	17.57%
Net Assets, End of Period (000’s)	$8,533	$11,209	$10,045	$3,576	$2,558
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.30%	1.29%	1.31%	1.35%	1.41%
Net excluding dividend and interest expense for securities sold short	1.04%	1.04%	1.03%	1.01%	1.00%
Ratio of net investment income (loss) to average net assets (c)	1.14%	1.83%	1.38%	1.58%	1.85%
Portfolio Turnover	35%	49%	35%	40%	68%
(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.94	$22.15	$23.56	$22.67	$25.18
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.33	0.29	0.33	0.37	0.41
Net realized and unrealized gain/(loss) on securities	(3.02)	(0.18)	(1.45)	0.85	(2.44)
Total from Investment Operations	(2.69)	0.11	(1.12)	1.22	(2.03)
Less Distributions:
Dividends from net investment income	(0.29)	(0.32)	(0.29)	(0.33)	(0.48)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.29)	(0.32)	(0.29)	(0.33)	(0.48)
Net Asset Value, End of Period	$18.96	$21.94	$22.15	$23.56	$22.67
Total Return	(12.12)%	0.54%	(4.77)%	5.41%	(7.80)%
Net Assets, End of Period (000’s)	$107,893	$127,295	$131,920	$140,267	$145,201
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.32%	1.37%	1.60%	1.76%	1.76%
Net	1.31%	1.37%	1.60%	1.76%	1.76%
Ratio of net investment income (loss) to average net assets (b)	1.66%	1.26%	1.50%	1.66%	1.80%
Portfolio Turnover	82%(d)	35%	61%	25%	56%

	Institutional Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.26	$22.46	$23.88	$22.97	$25.53
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.36	0.35	0.39	0.43	0.41
Net realized and unrealized gain/(loss) on securities	(3.04)	(0.18)	(1.46)	0.87	(2.42)
Total from Investment Operations	(2.68)	0.17	(1.07)	1.30	(2.01)
Less Distributions:
Dividends from net investment income	(0.35)	(0.37)	(0.35)	(0.39)	(0.55)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.35)	(0.37)	(0.35)	(0.39)	(0.55)
Net Asset Value, End of Period	$19.23	$22.26	$22.46	$23.88	$22.97
Total Return	(11.88)%	0.81%	(4.52)%	5.69%	(7.56)%
Net Assets, End of Period (000’s)	$13,489	$12,424	$15,358	$15,165	$15,569
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.07%	1.11%	1.35%	1.49%	1.52%
Net	1.06%	1.11%	1.35%	1.49%	1.52%
Ratio of net investment income (loss) to average net assets (b)	1.78%	1.52%	1.74%	1.92%	1.81%
Portfolio Turnover	82%(d)	35%	61%	25%	56%
(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
(d)	Turnover is higher due to a change in strategy as of March 18, 2016.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Year Ended March 31, 2016	Year Ended March 31, 2015	June 27, 2013* through March 31, 2014
Net Asset Value, Beginning of Period	$9.73	$10.30	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.10	0.09	(0.03)
Net realized and unrealized gain/(loss) on securities	(1.05)	(0.57)	0.40
Total from Investment Operations	(0.95)	(0.48)	0.37
Less Distributions:
Dividends from net investment income	(0.08)	(0.07)	—
Distributions from realized capital gains	—	(0.02)	(0.07)
Total Distributions	(0.08)	(0.09)	(0.07)
Net Asset Value, End of Period	$8.70	$9.73	$10.30
Total Return	(9.67)%	(4.63)%	3.68%***
Net Assets, End of Period (000’s)	$1,463	$1,558	$652
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.44%	1.54%	2.10%**
Net	1.44%	1.54%	2.10%**
Ratio of net investment income (loss) to average net assets (b)	1.16%	0.88%	(0.43)%**
Portfolio Turnover	24%	34%	42%***

	Institutional Shares
	Year Ended March 31, 2016	Year Ended March 31, 2015	June 27, 2013* through March 31, 2014
Net Asset Value, Beginning of Period	$9.78	$10.35	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.12	0.13	0.01
Net realized and unrealized gain/(loss) on securities	(1.06)	(0.59)	0.41
Total from Investment Operations	(0.94)	(0.46)	0.42
Less Distributions:
Dividends from net investment income	(0.10)	(0.09)	—
Distributions from realized capital gains	—	(0.02)	(0.07)
Total Distributions	(0.10)	(0.11)	(0.07)
Net Asset Value, End of Period	$8.74	$9.78	$10.35
Total Return	(9.43)%	(4.41)%	4.19%***
Net Assets, End of Period (000’s)	$51,360	$38,497	$33,071
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.19%	1.28%	1.69%**
Net	1.19%	1.28%	1.69%**
Ratio of net investment income (loss) to average net assets (b)	1.40%	1.20%	0.09%**
Portfolio Turnover	24%	34%	42%***
*	Fund commenced operations June 27, 2013.
**	Annualized.
***	Not Annualized.
(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE POLARIS FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.67	$19.38	$15.83	$13.64	$14.68
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.23	0.29	0.19	0.15	0.12
Net realized and unrealized gain/(loss) on securities	(1.60)	(0.80)	3.49	2.12	(1.09)
Total from Investment Operations	(1.37)	(0.51)	3.68	2.27	(0.97)
Less Distributions:
Dividends from net investment income	(0.27)	(0.20)	(0.13)	(0.08)	(0.07)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.27)	(0.20)	(0.13)	(0.08)	(0.07)
Net Asset Value, End of Period	$17.03	$18.67	$19.38	$15.83	$13.64
Total Return	(7.29)%	(2.53)%	23.28%	16.73%	(6.55)%
Net Assets, End of Period (000’s)	$932,418	$1,030,641	$908,108	$705,210	$386,011
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.52%	1.52%	1.54%	1.59%	1.64%
Net	1.52%	1.52%	1.54%	1.59%	1.64%
Ratio of net investment income (loss) to average net assets (b)	1.29%	1.55%	1.11%	1.04%	0.93%
Portfolio Turnover	13%	2%	3%	10%	18%

	Institutional Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.68	$19.39	$15.83	$13.63	$14.68
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.27	0.33	0.24	0.17	0.14
Net realized and unrealized gain/(loss) on securities	(1.60)	(0.80)	3.48	2.15	(1.09)
Total from Investment Operations	(1.33)	(0.47)	3.72	2.32	(0.95)
Less Distributions:
Dividends from net investment income	(0.35)	(0.24)	(0.16)	(0.12)	(0.10)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.35)	(0.24)	(0.16)	(0.12)	(0.10)
Net Asset Value, End of Period	$17.00	$18.68	$19.39	$15.83	$13.63
Total Return	(7.06)%	(2.29)%	23.58%	17.07%	(6.34)%
Net Assets, End of Period (000’s)	$697,543	$594,691	$570,792	$180,265	$98,109
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.27%	1.27%	1.28%	1.33%	1.39%
Net	1.27%	1.27%	1.28%	1.33%	1.39%
Ratio of net investment income (loss) to average net assets (b)	1.51%	1.76%	1.37%	1.22%	1.07%
Portfolio Turnover	13%	2%	3%	10%	18%
(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Period Ended March 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.35	$13.17	$10.50	$9.02	$11.19
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.21	0.15	0.14	0.14	0.21
Net realized and unrealized gain/(loss) on securities	(1.26)	0.17	2.66	1.50	(1.29)
Total from Investment Operations	(1.05)	0.32	2.80	1.64	(1.08)
Less Distributions:
Dividends from net investment income	(0.19)	(0.14)	(0.13)	(0.16)	(0.10)
Distributions from realized capital gains	(0.05)	—	—	—	(0.99)
Total Distributions	(0.24)	(0.14)	(0.13)	(0.16)	(1.09)
Net Asset Value, End of Period	$12.06	$13.35	$13.17	$10.50	$9.02
Total Return	(7.83)%	2.57%	26.80%	18.34%	(8.20)%
Net Assets, End of Period (000’s)	$283,509	$233,185	$138,321	$92,806	$72,737
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.56%	1.56%	1.58%	1.66%	1.70%
Net	1.56%	1.56%	1.58%	1.66%	1.70%
Ratio of net investment income (loss) to average net assets (b)	1.66%	1.15%	1.23%	1.55%	2.14%
Portfolio Turnover	8%	11%	4%	9%	22%

	Institutional Shares
	Years Ended March 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.36	$13.19	$10.51	$9.03	$11.21
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.24	0.14	0.16	0.17	0.24
Net realized and unrealized gain/(loss) on securities	(1.26)	0.21	2.67	1.49	(1.30)
Total from Investment Operations	(1.02)	0.35	2.83	1.66	(1.06)
Less Distributions:
Dividends from net investment income	(0.22)	(0.18)	(0.15)	(0.18)	(0.13)
Distributions from realized capital gains	(0.05)	—	—	—	(0.99)
Total Distributions	(0.27)	(0.18)	(0.15)	(0.18)	(1.12)
Net Asset Value, End of Period	$12.07	$13.36	$13.19	$10.51	$9.03
Total Return	(7.62)%	2.79%	27.16%	18.59%	(7.99)%
Net Assets, End of Period (000’s)	$270,846	$200,160	$47,418	$22,459	$20,567
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.30%	1.31%	1.33%	1.41%	1.43%
Net	1.30%	1.31%	1.33%	1.41%	1.43%
Ratio of net investment income (loss) to average net assets (b)	1.91%	1.12%	1.47%	1.88%	2.45%
Portfolio Turnover	8%	11%	4%	9%	22%
(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust

Pear Tree Funds, (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has six series (each a “Fund” and collectively the “Funds”), each with its own investment objective and strategy.

Pear Tree Polaris Small Cap Fund (“Small Cap”) seeks maximum long-term capital appreciation.

Pear Tree Quality Fund (“Quality”) seeks long-term growth of capital.

Pear Tree PanAgora Dynamic Emerging Markets Fund (“Emerging Markets”) seeks long-term growth of capital.

Pear Tree PanAgora Risk Parity Emerging Markets Fund (“Risk Parity”) seeks long-term growth of capital.

Pear Tree Polaris Foreign Value Fund (“Foreign Value”) seeks long-term capital growth and income.

Pear Tree Polaris Foreign Value Small Cap Fund (“Foreign Value Small Cap”) seeks long-term capital growth and income.

Each of the Funds is a “non-diversified company,” within the meaning of the 1940 Act, other than Emerging Markets, which is a “diversified company.”

As the Trust is an investment company, each Fund accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

Each Fund offers two classes of shares, designated as Ordinary Shares and Institutional Shares. The classes differ principally in their respective expense structure and minimum investment requirements. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and has equal rights to voting (except as noted in the following sentence), redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders. There is no distribution plan for Institutional Shares.

At times, a Fund’s investments may include investments in industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, emerging markets or countries with limited or developing markets, such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal investment risks is contained in the Funds’ prospectus. Please refer to the Funds’ prospectus when considering a Fund’s investment risks.

2. Significant Accounting Policies

Each Fund’s financial statements have been prepared in conformity with U.S. generally accepted accounting principles. Those principals require the management of the Funds to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Security Valuation

Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For securities where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Funds’ Trustees (the “Trustees”), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the time of valuation. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s net asset value. Because foreign markets may be open at different times than when the New York Stock Exchange is open for regular trading, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.

The Funds’ Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2016:
	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at March 31, 2016
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stock*	$77,332,897	$—	$—	$77,332,897
Real Estate Inv. Trusts	14,677,129	—	—	14,677,129
Short Term Investments	11,745,154	—	—	11,745,154
Total	$103,755,180	$—	$—	$103,755,180
Quality
Common Stock*	$106,271,008	$—	$—	$106,271,008
Depository Receipts	15,044,266	—	—	15,044,266
Short Term Investments	769,279	546,303	—	1,315,582
Total	$122,084,553	$546,303	$—	$122,630,856
Emerging Markets
Common Stock*	$56,615,459	$1,810,572	$—	$58,426,031
Common Stock Units	994,860	—	—	994,860
Depository Receipts	5,282,408	—	—	5,282,408
Mutual Funds	51,666,845	—	—	51,666,845
Preferred Stock	1,958,853	—	—	1,958,853
Real Estate Inv. Trusts	783,000	—	—	783,000
Short Term Investments	119,380	2,316,805	—	2,436,185
Total	$117,420,805	$4,127,377	$—	$121,548,182
Risk Parity
Common Stock*	$40,979,235	$3,204,794	$33,255	$44,217,284
Common Stock Units	109,313	—	—	109,313
Depository Receipts	4,362,068	—	—	4,362,068
Mutual Funds	2,742,796	—	—	2,742,796
Preferred Stock	843,654	—	—	843,654
Real Estate Inv. Trusts	274,736	—	—	274,736
Short Term Investments	694,110	1,090	—	695,200
Total	$50,005,912	$3,205,884	$33,255	$53,245,051
Foreign Value
Common Stock*	$1,342,887,881	$81,439,527	$200,542	$1,424,527,950
Depository Receipts	117,559,905	—	—	117,559,905
Short Term Investments	78,080,053	—	—	78,080,053
Total	$1,538,527,839	$81,439,527	$200,542	$1,620,167,908
Foreign Value Small Cap
Common Stock*	$494,226,799	$32,327,771	$271,209	$526,825,779
Preferred Stock	9,049,379	—	—	9,049,379
Short Term Investments	7,455,676	10,000,000	—	17,455,676
Total	$510,731,854	$42,327,771	$271,209	$553,330,834

The following is a reconciliation of Level 3 assets for which unobservable inputs were used to determine fair value.
	Risk Parity Common Stock	Foreign Value Common Stock	Foreign Value Small Cap Common Stock
Balances as of 3/31/2015	$35,479	$—	$74,762
Realized gain (loss)	$8,823	$—	$—
Changed in unrealized appreciation (depreciation)	$(13,132)	$—	$1,427
Purchases	$22,324	$—	$—
Sales	$(21,450)	$—	$—
Transfer into Level 3	$33,255	$200,542	$195,020
Transfer out Level 3	$(32,044)	$—	$—
Balances as of 3/31/2016	$33,255	$200,542	$271,209
*	Refer to Schedule of Investments for breakout by industry or country.
*	Transfers between Levels are recognized at the end of the reporting period.
*
Risk Parity Fund transferred $32,044 out of Level 3 into Level 1, $46,860 out of Level 2 into Level 1and $33,255 out of Level 1 into Level 3. Foreign Value Fund transferred $200,542 out of Level 1 into Level 3. Foreign Value Small Cap Fund transferred $195,020 out of Level 1 into Level 3. Small Cap, Quality and Emerging Markets Funds had no transfers at period end.

The reason for transfers from Level 1 into Level 3 were due to inactive pricing of the securities.
Transfer out of Level 2 and 3 into Level 1 was due to trading activity.
*	Common stock labeled as Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:
	Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap
Banks	$646,285	$202,209	$39,063,172	$—
Biotechnology	—	110,459	—	—
Chemicals	—	194,144	—	—
Construction Materials	—	137,098	—	—
Diversified Telecommunications	—	109,461	—	—
Electric Utilities	—	185,935	—	10,027,381
Electronic Equipment & Instruments	1,164,287	204,022	—	8,134,375
Food Products	—	286,617	—	14,166,015
Health Care Providers & Services	—	341,413	—	—
Hotels, Restaurants & Leisure	—	120,098	—	—
Media	—	114,670	—	—
Multiline Retail	—	132,776	—	—
Oil & Gas	—	324,219	42,376,355	—
Real Estate	—	74,805	—	—
Road & Rail	—	126,720	—	—
Specialty Retail	—	138,106	—	—
Transportation & Infrastructure	—	250,979	—	—
Wireless Telecommunication Services	—	151,063	—	—
	$1,810,572	$3,204,794	$81,439,527	$32,327,771

* Common stock labeled as Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

	Risk Parity	Foreign Value	Foreign Value Small Cap
Communications Equipment	$33,255	$—	$—
Hotels, Restaurants & Leisure	—	200,542	195,020
Leisure Equipment & Products	—	—	76,189
Pharmaceuticals & Biotechnology	—	—	—
	$33,255	$200,542	$271,209

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2016;
Common Stock	Fair Value March 31, 2016	Valuation Methodologies	Unobservable Input (1)	Range	Impact to Valuation from a Decrease in Input (2)
Risk Parity	$ 33,255	Adjusted last trade	Volatility	100%	Decrease
Foreign Value	$200,542	Market Comparable	Comparability Adjustment	100%	Decrease
Foreign Value Small Cap	$195,020	Market Comparable	Comparability Adjustment	100%	Decrease
	$ 76,189	Market Comparable	Comparability Adjustment	100%	Decrease

1.	In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, and company specific developments.

2.
This column represents the directional change in the fair value of the Level 3 investments that would result from a decrease to the corresponding unobservable input. An increase to the observable input would have the opposite effect.

Offsetting Assets and Liabilities

The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of their financial statements to understand the effect of those arrangements on their financial position. During the 12-month period ended March 31, 2016, the Funds were not subject to any master netting arrangements or similar agreements.

The table below shows the offsetting assets and liabilities relating to the repurchase agreement and the securities lending agreements shown on the Statement of Assets and Liabilities.
				Gross Amounts not offset in the Statement of Financial Position
Repurchase Agreements	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Quality	$546,303	$—	$546,303	$546,303	$—	$—
Emerging Markets	2,316,805	—	2,316,805	2,316,805	—	—
Risk Parity	1,090	—	1,090	1,090	—	—

The type and maturity of non-cash collateral in relation to the value of repurchase agreements on the Statement of Assets and Liabilities is as follows:
Name	Fund/Collateral Type	Up to 30 Days	30–90 Days	Greater than 90 Days	Total
Quality	U.S. Treasury Obligations	$—	$—	$546,303	$546,303
Emerging Markets	U.S. Treasury Obligations	—	—	2,316,805	2,316,805
Risk Parity	U.S. Treasury Obligations	—	—	1,090	1,090

				Gross Amounts not offset in the Statement of Financial Position
Security Lending	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Small Cap	$6,859,340	$—	$6,859,340	$6,859,340(a)	$—	$—
Quality	769,279	—	769,279	769,279(a)	—	—
Emerging Markets	119,380	—	119,380	119,380(a)	—	—
Risk Parity	694,110	—	694,110	694,110(a)	—	—

(a) Collateral for securities on loan is included in the Schedule of Investments.

The type and maturity of non-cash collateral in relation to the value of security lending on the Statement of Assets and Liabilities is as follows:
Name	Fund/Collateral Type	Up to 30 Days	30–90 Days	Greater than 90 Days	Total
Small Cap	Money Market	$6,859,340	$—	$—	$6,859,340
Quality	Money Market	769,279	—	—	769,279
Emerging Markets	Money Market	119,380	—	—	119,380
Risk Parity	Money Market	694,110	—	—	694,110

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be minimal.

Subsequent Events

Effective April 1, 2016 the Trust changed the name of the Fund “ Pear Tree PanAgora Dynamic Emerging Markets Fund” to“ Pear Tree PanAgora Emerging Markets Fund.”

Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain is recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements

The Funds’ custodian takes possession of securities collateralizing repurchase agreements through the federal book-entry system. Collateral is marked-to-market daily to confirm that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer of the collateral defaults or enters into bankruptcy.

Counterparty Credit Risk

Some transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, a Fund is subject to the risk that the counterparty will not perform obligations under the related contract. Although a Fund expects to enter into transactions only with counterparties believed by the Fund’s investment manager or Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

The purchase of participatory notes involves risk that is in addition to the risks normally associated with a direct investment in the underlying securities. A Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note.

Foreign Currency Transactions

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

There were no open foreign currency contracts held by any Fund at March 31, 2016.

Securities Lending

To generate additional income, each of Small Cap, Quality, Emerging Markets and Risk Parity lend its securities to institutional investors using Securities Finance Trust Company (“eSecLending”) as its lending agent. Small Cap, Quality,Emerging Markets and Risk Parity may each lend up to 30 percent of its assets pursuant to certain agreements (“Securities Lending Agreements”) requiring that the loan be continuously secured. Securities loaned are arranged by eSecLending with certain pre-approved borrowers, typically broker-dealers acting on behalf of institutional clients. The borrowers are required to provide cash or securities as collateral against loaned securities in the amount of 105 percent of the market value of borrowings for loans of non-U.S. equities and non-U.S. fixed income securities, and 102 percent of the borrowings for loans of U.S. equities and U.S. fixed income securities. Collateral is marked-to-market daily. Cash collateral is invested in a registered money market fund.

Risks, such as delay in recovery of lent securities, may occur should the borrower of the securities fail financially or should the value of the securities loaned increase above the value of the collateral received. eSecLending provides indemnification insurance via highly rated third party insurers to cover these potential risks.

At March 31, 2016, the following Funds had collateral and loans outstanding of:
	Value of Collateral	Value of Loaned Securities
Small Cap	$6,859,340	6,673,816
Quality	769,279	753,233
Emerging Markets	119,380	115,973
Risk Parity	694,110	659,633

Expenses and Class Allocations

The majority of the expenses of the Funds are attributed to the individual Fund and Class for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares.

Distribution (12b-1) fees on Ordinary Shares are calculated based on the average daily net asset value attributable to the Ordinary Shares of the respective Fund. Institutional Shares are not subject to distribution (12b-1) fees. Shareholders of each class share all expenses and fees paid to the transfer agent, Pear Tree Institutional Services, for its services, which are allocated based on the net assets in each class and the ratable allocation of related out-of-pocket expenses. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. (See Note 3.)

Distributions to Shareholders

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur distribution (12b-1) fees while Institutional Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions

The Funds have entered into a management agreement (the “Management Agreement”) with Pear Tree Advisors, Inc. (the “Manager”). Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00 percent of the average daily total net assets of each of the Funds except for Small Cap and Risk Parity an annual rate 0.80 and 0.60 percent of the average daily total net assets.

From January 27, 2011 to July 31, 2013, the Manager had waived a portion of its management fee relating to Quality Fund by an amount equal to the annualized rate of 0.15 percent of Quality Fund’s average daily net assets if and when the Quality Fund’s average daily net assets were up to $100 million, and in an amount equal to the annualized rate of 0.25 percent of Quality Fund’s average daily net assets if and when Quality Fund’s average daily net assets equal to or greater than $100 million. From April 1, 2011 to August 1, 2013, the Manager had waived or reimbursed Fund expenses relating to Institutional Shares of Quality Fund such that the total annualized fund operating expenses relating to Institutional Shares were not more than 1.00 percent.

Beginning December 1, 2013, the Manager has agreed until July 31, 2016 to waive a portion of its management fee relating to Quality Fund by an amount equal to the annualized rate of 0.25 percent of Quality Fund’s average daily net assets if and when the Quality Fund’s average daily net assets up to and including $125 million, and in an amount equal to the annualized rate of 0.50 percent of Quality Fund’s average daily net assets if and when Quality Fund’s average daily net assets in excess of $125 million. The Board has the right to terminate this arrangement in its discretion.

Beginning March 18, 2016, the Manager contractually agreed until August 1, 2016 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million.

In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap Fund to the extent that the total expenses of Small Cap Fund individually exceed 2 percent of average net assets for any fiscal year. Small Cap Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the twelve months ended March 31, 2016, aggregate management fees exclusive of fee waivers and Fund reimbursements, from all Funds were $25,101,513.

The Manager has entered into sub-advisory contracts with the following sub advisors (collectively the “Sub-Advisors”) to provide investment sub-advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Quality), PanAgora Asset Management, Inc. (Emerging Markets and Risk Parity), and Polaris Capital Management, LLC (Small Cap, Foreign Value and Foreign Value Small Cap).

For services rendered, the Manager pays to the Sub-Advisors of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. During the fiscal year ended March 31, 2016, the fees paid by the Manager to the Sub-Advisors of the Funds were as follows:

Small Cap	0.25% of the first $100 million and
0.30% of amounts in excess of $100 million but less than $200 million and
0.325% of amounts in excess of $200 million of average daily total net assets

Quality	0.10% of the first $100 million and
0.08% of amounts in excess of $100 million but less than $250 million and
0.06% of amounts in excess of $250 million of average daily total net assets

Emerging Markets	0.47% of the first $300 million and
0.50% of amounts in excess of $300 million of average daily total net assets
Effective March 18, 2016:
0.25% of the first $300 million and
0.30% of amounts in excess of $300 million but less than $600 million and
0.35% of amounts in excess of $600 million of average daily total net assets

Risk Parity	0.25% of the first $300 million and
0.30% of amounts in excess of $300 million but less than $600 million and
0.35% of amounts in excess of $600 million of average daily total net assets

Foreign Value	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of assets in excess of $200 million of average daily total net assets

Foreign Value Small Cap	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of amounts in excess of $200 million of average daily total net assets.

The Funds have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the Distribution Agreement, the Distributor receives the distribution (12b-1) fees, that is, 0.25 percent of the average daily net asset value of the Ordinary Shares of the Funds, payable monthly.

Holders of Institutional Shares pay no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the year ended March 31, 2016 the aggregate distribution fees of the Funds were $4,090,346.

Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the “Transfer Agent”) pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16 percent of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the year ended March 31, 2016, the aggregate fees of the Funds were $4,194,517.

Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the year ended March 31, 2016, fees paid pursuant to this agreement were $781,406.

The Trustees have approved reimbursement to the Manager for a percentage of the compensation paid by the Manager to the Trust’s Chief Compliance Officer. For the year ended March 31, 2016, the Trust reimbursed the Manager for the Chief Compliance Officer’s compensation in the amount of $227,498.

Custody and fund accounting services are provided by State Street. Custody credits generated by interest earned on un-invested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

For the year ended March 31, 2016, each Trustee who was not an “interested person” of the Trust, as that term is defined in the 1940 Act, received a fee for serving in that role of $31,500, and each of the Chairman of the Board’s Audit Committee and the Lead Independent Trustee of the Board received an additional $3,000. Compensation for the services of the Trustee who was an interested person of the Trust during that period was paid by the Manager. All fees paid to the Trustees were allocated among the Funds in proportion to their respective net assets.

As of March 31, 2016, the market value of all securities of affiliated companies held in Emerging Markets Fund amounted to $50,947,595, representing 42.0% of net assets.

Name	Share Balance 3/31/16	Purchases	Reinvested	Share Balance 3/31/16	Realized Gain Loss	LT Cap Gain	Dividend Income	Value 3/31/16	Acquisition Cost
Risk Parity	3,912,134	1,851,870	65,240	5,829,244	—	—	$496,475	$50,947,595	$56,502,587

4. Purchases and Sales

During the twelve months ended March 31, 2016, purchases of investment securities other than U.S. Government obligations and short-term investments for Small Cap, Quality, Emerging Markets, Risk Parity, Foreign Value, and Foreign Value Small Cap, were $19,734,692, $42,439,256, $102,482,656, $26,575,228, $317,401,274, and $247,183,578 respectively. Sales of such securities for the Funds were $15,589,608, $51,776,222, $102,658,662, $9,686,660, $214,005,760 and $43,728,014 respectively.

5. Contingent Liability

The Trust maintains a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300 percent of the annual premium, one-third of which was provided in cash, with each Fund’s pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Concentration of Risk

The relatively large investments of Emerging Markets and Risk Parity,and from time to time Foreign Value and Foreign Value Small Cap, in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of each Fund’s investments and the income they generate, as well as each Fund’s ability to repatriate such amounts.

7. Federal Income Taxes

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore no Federal income tax provision is required.

The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Certain Funds had capital loss carryovers at March 31, 2016. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

	March 31, 2016
Portfolio	Capital Loss Expires March 31, 2017	Capital Loss Expires 2018	Capital Loss Expires 2019	Capital Loss No Expiration Short Term	Capital Loss No Expiration Long Term	Total Capital Loss
Small Cap	$—	$—	$—	$887,007	$—	$887,007
Quality	—	—	—	—	—	—
Emerging Markets	—	18,600,610	—	6,326,466	8,397,653	33,324,729
Risk Parity	—	—	—	630,112	2,027,205	2,657,317
Foreign Value	73,956,484	131,156,114	10,547,106	9,782,646	37,353,833	262,796,183
Foreign Value Small Cap	—	—	—	—	—	—

For the year ended March 31, 2016, no capital losses were utilized.

As a result of the passage of the Registered Investment Company Modification Act of 2010 (“the Act”), losses incurred in fiscal year ended March 31, 2012 and beyond retain their character as short-term or long-term and have no expiration date and are utilized before capital losses incurred prior to the Act.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITs”), mark-to-market valuation on passive foreign investment companies (“PFICs”) held and foreign capital gains taxes accrued. The net tax appreciation/ (depreciation) in the table below includes unrealized tax gain/ (loss) on foreign currency and investments.

	March 31, 2016
Portfolio	Org Cost	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Loss Deferrals	Net Tax Appreciation/ (Depreciation)	Total
Small Cap Fund	$—	$539,195	$—	$(887,007)	$—	$16,550,586	$16,202,774
Quality Fund	—	205,541	1,972,343	—	—	12,688,398	14,866,282
Emerging Markets Fund	—	2,010,615	—	(33,324,729)	—	(5,278,969)	(36,593,083)
Risk Parity Fund	(42,856)	102,404	—	(2,657,317)	—	(3,321,911)	(5,919,680)
Foreign Value Fund	—	17,850,116	—	(262,796,183)	—	121,528,114	(123,417,953)
Foreign Value Small Cap Fund	—	1,183,820	3,285,736	—	—	(8,464,759)	(3,995,203)

At March 31, 2016, the tax composition of dividends was as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$300	$6,565,186	$—
Quality Fund	2,087,487	11,704,554	—
Emerging Markets Fund	1,889,308	—	—
Risk Parity Fund	513,452	—	—
Foreign Value Fund	28,536,391	—	—
Foreign Value Small Cap Fund	9,046,996	2,320,261	—

At March 31, 2015, the tax composition of dividends was as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$—	$10,423,549	$—
Quality Fund	2,814,669	11,728,780	—
Emerging Markets Fund	2,048,281	—	—
Risk Parity Fund	346,907	81,124	—
Foreign Value Fund	18,938,778	—	—
Foreign Value Small Cap Fund	3,457,892	86,869	—

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on a Fund’s net assets or a Fund’s net asset value per share. For the year ended March 31, 2016, permanent differences in book and tax accounting have been reclassified to shares of beneficial interest, undistributed/(over-distributed) net investment income and accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and curency.

	Increase/(Decrease)
	Shares of Beneficial Interest	Undistributed/ Accumulated Net Investment Income	Accumulated Net Gain/ (Loss) on Investments and Foreign Denominated Assets, Liabilities and Currency
Small Cap Fund	$—	$(108,230)	$108,230
Quality Fund	—	(18,864)	18,864
Emerging Markets Fund	—	(54,769)	54,769
Risk Parity	—	(78,109)	78,109
Foreign Value Fund	—	(733,225)	733,225
Foreign Value Small Cap Fund	—	(375,520)	375,520

The permanent differences primarily relate to net operating losses, return of capital distributions by real estate investment trusts (REITs), foreign currency reclasses and adjustments for sale of shares in passive foreign investment corporations (PFICs).

8. Transactions in Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	184,484	$4,194,675	109,729	$2,808,732
Shares issued in reinvestment of distributions	274,826	5,969,216	397,572	8,989,103
Shares redeemed	(221,202)	(5,054,249)	(415,480)	(10,583,003)
Net Change	238,108	5,109,642	91,821	1,214,832

Institutional Shares
Shares sold	92,573	$2,191,546	18,517	$550,893
Shares issued in reinvestment of distributions	8,391	212,276	24,523	638,081
Shares redeemed	(3,837)	(99,290)	(223,385)	(6,143,296)
Net Change	97,127	2,304,532	(180,345)	(4,954,322)
Total Net Change For Fund		$7,414,174		$(3,739,490)

Quality
Ordinary Shares
Shares sold	365,249	$5,969,355	277,734	$5,134,061
Shares issued in reinvestment of distributions	782,607	12,232,145	757,281	12,798,053
Shares redeemed	(833,946)	(14,044,377)	(732,899)	(13,554,655)
Net Change	313,910	4,157,123	302,116	4,377,459

Institutional Shares
Shares sold	73,533	$1,366,866	148,555	$2,853,481
Shares issued in reinvestment of distributions	63,192	1,047,094	67,052	1,192,197
Shares redeemed	(252,872)	(4,507,811)	(136,264)	(2,613,458)
Net Change	(116,147)	(2,093,851)	79,343	1,432,220
Total Net Change For Fund		$2,063,272		$5,809,679

Emerging Markets
Ordinary Shares
Shares sold	588,905	$11,569,615	696,994	$16,001,383
Shares issued in reinvestment of distributions	86,329	1,497,799	80,040	1,682,436
Shares redeemed	(787,118)	(15,269,917)	(930,150)	(21,404,165)
Net Change	(111,884)	(2,202,503)	(153,116)	(3,720,346)

Institutional Shares
Shares sold	377,275	$7,417,539	141,485	$3,283,352
Shares issued in reinvestment of distributions	13,173	231,454	9,108	194,088
Shares redeemed	(247,081)	(4,690,144)	(276,047)	(6,394,033)
Net Change	143,367	2,958,849	(125,454)	(2,916,593)
Total Net Change For Fund		$756,346		$(6,636,939)

Risk Parity
Ordinary Shares
Shares sold	8,035	$71,915	102,031	$1,085,936
Shares issued in reinvestment of distributions	1,678	12,718	1,507	14,178
Shares redeemed	(1,772)	(15,420)	(6,654)	(71,860)
Net Change	7,941	69,213	96,884	1,028,254

Institutional Shares
Shares sold	1,872,838	$16,387,195	702,132	$7,433,763
Shares issued in reinvestment of distributions	65,800	500,735	43,794	413,852
Shares redeemed	(1,087)	(8,686)	(2,981)	(31,097)
Net Change	1,937,551	16,879,244	742,945	7,816,518
Total Net Change For Fund		$16,948,457		$8,844,772

Foreign Value
Ordinary Shares
Shares sold	12,725,056	$230,659,413	22,375,554	$419,354,345
Shares issued in reinvestment of distributions	913,626	15,157,062	621,405	10,613,597
Shares redeemed	(14,102,592)	(246,375,549)	(14,648,658)	(268,618,972)
Net Change	(463,910)	(559,074)	8,348,301	161,348,970

Institutional Shares
Shares sold	13,038,132	$227,098,485	9,701,021	$183,864,238
Shares issued in reinvestment of distributions	736,164	12,176,159	440,127	7,512,978
Shares redeemed	(4,586,255)	(77,735,164)	(7,741,117)	(142,332,358)
Net Change	9,188,041	161,539,480	2,400,031	49,044,858
Total Net Change For Fund		$160,980,406		$210,393,828

Foreign Value Small Cap
Ordinary Shares
Shares sold	13,971,473	$188,283,238	11,712,584	$154,429,715
Shares issued in reinvestment of distributions	505,562	6,056,637	150,797	1,881,952
Shares redeemed	(8,432,240)	(104,485,474)	(4,895,038)	(63,630,016)
Net Change	6,044,795	89,854,401	6,968,343	92,681,651

Institutional Shares
Shares sold	15,595,063	$198,515,213	13,245,895	$172,971,087
Shares issued in reinvestment of distributions	345,253	4,139,583	80,531	1,005,032
Shares redeemed	(8,487,224)	(105,261,578)	(1,942,393)	(25,001,133)
Net Change	7,453,092	97,393,218	11,384,033	148,974,986
Total Net Change for Fund		$187,247,619		$241,656,637

Federal Tax Information (unaudited)

Designation Requirements at March 31, 2016
Qualified Dividend Income Percentage
Small Cap Fund	100%
Quality Fund	100%
Emerging Markets Fund	100%
Risk Parity Fund	98%
Foreign Value Fund	100%
Foreign Value Small Cap Fund	100%

The Funds may elect under section 853 of the Internal Revenue Code to pass through foreign tax credit to its shareholders for the year ended March 31, 2016.

The total amount of foreign taxes that is expected to pass through to shareholders and the respective foreign source income are as follows:
	Foreign Tax Credit	Foreign Source Income
Emerging Market Fund	406,384	3,620,730
Risk Parity Fund	121,575	1,136,748
Foreign Value Fund	4,472,617	50,472,840
Foreign Value Small Cap	1,509,932	19,365,132

PEAR TREE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of the Pear Tree Funds

We have audited the accompanying statements of assets and liabilities of the Pear Tree Polaris Small Cap Fund, Pear Tree Quality Fund, Pear Tree PanAgora Dynamic Emerging Markets Fund, Pear Tree PanAgora Risk Parity Emerging Markets Fund, Pear Tree Polaris Foreign Value Fund, and Pear Tree Polaris Foreign Value Small Cap Fund, each a series of the Pear Tree Funds (“the Funds”), including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended except for the Pear Tree PanAgora Risk Parity Emerging Markets Fund in which the financial highlights were for each of the two years in the period then ended and for the period June 27, 2013 (commencement of operations) through March 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Pear Tree Funds, as of March 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 24, 2016

PEAR TREE FUNDS

INFORMATION FOR SHAREHOLDERS

Quarterly Portfolio Disclosure

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds’ web site at www.peartreefunds.com.

Portfolio Proxy Voting Policies and Information

Information on the Funds’ proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2015 is available without charge online at www.peartreefunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.

Household Delivery of Fund Documents

With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see “For Account Information”). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

PRIVACY NOTICE

WHAT DO WE DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Numbers
• Names, Addresses and Telephone numbers
• Account Balances
• Account Transactions
• Transaction History
• Information regarding your investments in the Pear Tree Mutual Funds
• Other account information

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Pear Tree chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transaction, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes To offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes Information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	CALL 1-800-326-2151

Who is providing this notice?
Pear Tree Advisors, Inc. and its Affiliates (collectively “Pear Tree”). Our affiliates include the following entities:
• Pear Tree Advisors, Inc.	• Pear Tree Funds
• Pear Tree Partners, LP	• U.S. Boston Capital Corporation
We do not share information among our affiliates for marketing purposes.

What we do
How does Pear Tree protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These include computer safeguards and secured files and buildings.
How does Pear Tree collect my personal information?
We collect your personal information, for example, when you::
• Open an account
• Send us a check or wire
  Provide account information
• Give us your contact information
• Transfer assets from another firm

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
• Affiliates’ everyday business purposes — information about your creditworthiness
• Affiliates from using your information to market to you
• Non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Pear Tree does not share your information with affiliates to enable their marketing efforts.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Pear Tree does not share with non-affiliates to enable their marketing efforts.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Pear Tree does not participate in joint marketing efforts

TRUSTEES AND OFFICERS

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Messrs. Armstrong, Bulbrook, Dunlap and Marshall are members of the Funds’ Audit Committee. Mr. Marshall is the Chair of the Audit Committee. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds’ web site at www.peartreefunds.com or call shareholder services at 1-800-326-2141.

Trustees who are not Interested Persons of the Trust

The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies
Robert M. Armstrong (77)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant Services (1998–Present); Director, NewPage Corporation, NewPage Holding Corporation and NewPage Group, Inc. (2006–2012)	6	NewPage Corporation (2006–2012); NewPage Holding Corporation (2006–2012); NewPage Group, Inc. (2006–2012)
John M. Bulbrook (73)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984–Present);	6	None
William H. Dunlap (64)	Trustee	Indefinite Term (October 2006 to present)	Executive Director, New Hampshire Historical Society, (Feb. 2010–Present); Principal, William H. Dunlap & Company (consulting firm)(2005–Present); President, EQ Rider, Inc., (equestrian clothing sales) (1998–2008); Director, Merrimack County Savings Bank (2005–Present); Director, Merrimack Bank Corp. (2005–2015)	6	None
Clinton S. Marshall (58)	Trustee	Indefinite Term (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998–Present); CFO, Fore River Company (2002–Present)	6	None

Trustees and Officers who are Interested Persons of the Trust

The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/Officer in Public Companies
Willard L. Umphrey* (74)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	6
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; Unidine Corporation; USB Corporation; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundchek Laboratories; SCVNGR, Inc.

Leon Okurowski (73)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.; Trustee, Pear Tree Funds (4/17/1985–9/30/2004)	N/A
Everest USB Canadian Storage, Inc.; Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundchek Laboratories

Deborah A. Kessinger (52)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)
Senior Counsel (since 9/04), President (since 8/07) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (investment management firm) (2000–2004); Compliance Attorney, Broadridge Financial Solutions (formerly Forefield, Inc.) (software provider) (2001–2004) and Compliance Consultant (2007 to 2016)
				N/A	None
Diane Hunt (53)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None
Lori Wessels (45)	Clerk	July 2014 to Present)	Senior Legal Product Manager (since June 2014) Pear Tree Advisors, Inc.; Senior Paralegal, Global Partners LP (8/2012–6/2014); Senior Paralegal, John Hancock (9/2007–5/2012)	N/A	None

*
Trustee has been determined to be an “Interested Trustee” by virtue of, among other things, affiliation with one or more of the trust, the Funds’ investment advisor, Pear Tree Advisors and the Funds’ distributor, U.S. Boston Capital Corporation.

NOTES

NOTES

SERVICE PROVIDERS
Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01772
Subadvisers
Columbia Partners, L.L.C., Investment Management,
5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815
PanAgora Asset Management, Inc., 470 Atlantic Avenue,
8th Floor, Boston, MA 02210
Polaris Capital Management, LLC, 121 High Street,
Boston, MA 02110

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Custodian	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Fund Accountant	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400 Philadelphia, PA 19103
Legal Counsel	Sullivan & Worcester LLP, One Post Office Square Boston, MA 02109
For Account Information
For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.peartreefunds.com

PEAR TREE® FUNDS

55 Old Bedford Road
Suite 202
Lincoln MA 01773

Address Service Requested

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© 2016 U.S. Boston Capital Corporation
Distributor of the Pear Tree Funds
Member, FINRA/SIPC

ITEM 2.                      Code of Ethics

(a)
As of the end of the period covered by this Form N-CSR, Pear Tree Funds has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(e)                 Not applicable.

(f)(1)                 One copy of the Code of Ethics is being filed under Item 12(a) hereto.

(f)(3)                 The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-326-2151.

ITEM 3.                      Audit Committee Financial Expert

Pear Tree Fund’s Trustees have determined that Mr. Clinton S. Marshall is an “audit committee financial expert,” as defined in Item 3(b) of Form N-CSR. Mr. Marshall is “independent” under the standards set forth in Item 3(a)(2) of Form N-CSR.

ITEM 4.                      Principal Accountant Fees and Services

(a) - (d)                      The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant’s principal accountant, Tait, Weller and Baker, LLP (“Tait Weller”).

		FY 2015	FY 2016
Audit Fees*	Tait Weller	$133,000	$137,000
Audit-Related Fees**	Tait Weller	$0	$0
Tax Fees***	Tait Weller	$19,000	$19,600
All Other Fees****	Tait Weller	$0	$0

*    “Audit Fees” are fees associated with professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
**  “Audit-Related Fees” are fees associated with assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under “Audit Fees*** “Tax Fees” are fees associated with professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  Included with general tax compliance, advice and planning provided by Tait Weller to Pear Tree Funds was a review of Pear Tree Funds’ federal [and state] tax filings.
**** “All Other Fees” are fees associated with products and services provided by the principal accountant, other than the services reported as “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

(e)(1)	To the extent required by applicable law, pre-approval by the Audit Committee of the Trustees is needed for:

(i)   All audit and permissible non-audit services rendered to the Pear Tree Funds; and
(ii)  All permissible non-audit services rendered to Pear Tree Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis.

The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and the related fees to the Chairman of the Audit Committee.  Any such member’s decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

(e)(2)	No services in the past two fiscal years of the registrant were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)              Not applicable.

(g)
The following chart shows the aggregate non-audit fees billed by Tait Weller for services rendered to the registrant and the registrant’s investment advisor (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for each of the last two fiscal years of the registrant.

		FY 2015	FY 2016
Fees	Tait Weller	$39,000	$39,500

(h)	Not applicable.

ITEM 5.                                         Audit Committee of Listed Registrants

              Not applicable.

ITEM 6.                      Investments

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7.                      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.                                         Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

ITEM 10                      Submission of Matters to a Vote of Security Holders

Not applicable.

ITEM 11.                            Controls and Procedures

(a)     The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                 There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                      Exhibits

(a)(1)              Code of Ethics

(a)(2)              Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(a)(3)              Not applicable.

(c)	Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pear Tree Funds

By: /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date:  May 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: May 31, 2016

By: /s/ Leon Okurowski
Leon Okurowski, Treasurer

Date: May 31, 2016